                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-6165
                      (Investment Company Act File Number)

                   Federated Municipal Securities Income Trust
         _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                                 Federated Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 8/31/03

               Date of Reporting Period: Fiscal year ended 8/31/03

Item 1.     Reports to Stockholders

Federated Investors
World-Class Investment Manager

Federated California Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.00	$11.08	$10.65	$10.49	$11.13
Income From Investment Operations:
Net investment income	0.52	0.52 [1]	0.53	0.52	0.52
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)	(0.08)[1]	0.43	0.16	(0.64)

TOTAL FROM INVESTMENT OPERATIONS	0.22	0.44	0.96	0.68	(0.12)

Less Distributions:
Distributions from net investment income	(0.52)	(0.52)	(0.53)	(0.52)	(0.52)

Net Asset Value, End of Period	$10.70	$11.00	$11.08	$10.65	$10.49

Total Return[2]	1.98%	4.16%	9.27%	6.82%	(1.20)%

Ratios to Average Net Assets:

Expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	4.72%	4.81%[1]	4.91%	5.08%	4.70%

Expense waiver/reimbursement[3]	0.80%	0.85%	0.91%	0.97%	1.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$36,607	$39,872	$30,079	$23,465	$28,054

Portfolio turnover	24%	21%	30%	57%	35%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.00	$11.08	$10.65	$10.49	$11.13
Income From Investment Operations:
Net investment income	0.44	0.44 [1]	0.45	0.45	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	(0.30)	(0.08)[1]	0.43	0.16	(0.64)

TOTAL FROM INVESTMENT OPERATIONS	0.14	0.36	0.88	0.61	(0.20)

Less Distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.45)	(0.45)	(0.44)

Net Asset Value, End of Period	$10.70	$11.00	$11.08	$10.65	$10.49

Total Return[2]	1.22%	3.39%	8.46%	6.03%	(1.92)%

Ratios to Average Net Assets:

Expenses	1.25%	1.25%	1.25%	1.25%	1.25%

Net investment income	3.97%	4.05%[1]	4.16%	4.34%	3.96%

Expense waiver/reimbursement[3]	0.55%	0.60%	0.66%	0.72%	0.82%

Supplemental Data:

Net assets, end of period (000 omitted)	$50,921	$49,363	$43,675	$36,577	$35,594

Portfolio turnover	24%	21%	30%	57%	35%

1 Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

Market Environment

The 12-month reporting period saw considerable volatility in interest rates, although when all was said and done rates ended only slightly higher than where they started. According to Municipal Market Data during the reporting period, the 10-year AAA muni bond yield rose from 3.72% on August 31, 2002 to 3.95% on August 31, 2003. After trading in a range from September 2002 to May 2003, rates plunged to 40-year lows in June 2003 as the yield on 10-year AAA muni bonds fell to 2.85%. Then, with the cessation of major hostilities in Iraq, the Federal Reserve Board indicating no plans for further easing of interest rates, and indications that the economy was finally picking up, rates sharply rose for the remainder of the reporting period. Rising rates were accompanied by a steepening of the curve.

The past year also saw an enormous supply of new municipal bonds. Issuance in 2002 set a record at $352 billion. The pace continued this year during the reporting period.

Municipal credit quality deteriorated during the reporting period. Across the country states and local governments saw their finances squeezed. Several years of a sluggish economy reduced revenues while expenditures remained high. Many entities have drawn down reserves and tapped into one-time revenue sources to balance their budgets. Over the last 12-month reporting period, the ratings agencies downgraded or placed on negative outlook the ratings of more than half of the states.

The California Market

The issuance of California exempt debt increased by 85% for the 12-month reporting period ended August 31, 2003, compared with the prior 12 months. This huge increase was due to issuance of bonds to reimburse the state for electricity purchases during the power crisis, securitization of tobacco settlements, and incremental borrowing due to lower state revenues. Throughout the reporting period, demand for California exempt bonds remained strong.

California's state finances came under severe strain during the reporting period as a combination of falling revenues and expenditure mandates pushed the budget deficit to $38 billion. The deadlocked legislature was finally able to pass a budget for fiscal year 2004 during the reporting period.

During the reporting period, as a result of the state's fiscal problems, ratings were lowered by the various rating agencies. Moody's now rates California general obligation bonds at A3, down from A1 a year ago. Standard and Poor's went from A+ to BBB, and Fitch from AA to A.

During the reporting period, California bonds were affected by its fiscal woes and huge supply of new bonds. According to Municipal Market Data, spreads on 10-year state general obligations widened by 40 basis points; other parts of the yield curve saw similar spread widening. Insured obligations of various California issuers saw spreads widen by 15 basis points. There was particular widening on obligations of issuers which are dependent upon state aid, such as hospitals and school districts.

Although still sluggish, there were signs that the California economy may be picking up. Unemployment during the reporting period was 6.6% at the end of August versus 6.7% a year ago, with the labor force growing by 150,000 over the reporting period. Real estate prices were up across the state, as much as 20% over the prior year in some markets. Personal income, which was virtually flat in 2002, was expected to rise 3.1% in 2003. Lest anyone forget, California was still the fifth-largest economy in the world, capable of generating significant wealth.

Performance

The fund's net total return over the 12-month reporting period was 1.98% for Class A Shares and 1.22% for Class B Shares at net asset value.1 Good income and a duration somewhat shorter than its benchmark led to good performance versus its Lipper peer group, the California Municipal Debt Fund Average, which returned 1.36% for the same reporting period.2

With only a slight net increase in interest rates over the 12-month reporting period, coupon income was a prime determinant of total return. Not surprisingly, the fund's lower-rated holdings outperformed high-grades. Like the market as a whole, the fund's holdings around 5 and 15 years outperformed the rest of the yield curve.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge) for Class A and Class B shares were (2.62)% and (4.13)%. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated.

During the reporting period, the fund's best performing bonds were utilities, which improved as the electricity crisis subsided, and special tax bonds, which were driven by a strong new-housing market. The fund's lagging sectors were state general obligations, which saw spreads widen as the state's finances deteriorated, and tobacco settlement bonds, which declined as a result of several court rulings which were unfavorable to cigarette manufacturers.

Strategy

The fund attempted to maximize tax exempt income within specific risk parameters.3 Incremental return is provided to the portfolio by making relative value decisions involving credit spreads, yield curve positioning, sector allocations, and appropriate bond structures (coupon and callability).

During the reporting period, our strategy has focused on improving income through the careful purchases of securities which offer wider spreads. The fund was positioned more defensively by keeping duration4 below its benchmark and seeking premium bonds.

3 Income may be subject to the federal alternative minimum tax.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated California Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and Lipper California Municipal Debt Funds Average (LCAMDFA).3,4

Average Annual Total Return[5] for the Period Ended 8/31/2003
1 Year	(2.62)%
5 Years	3.20%
10 Years	4.60%
Start of Performance (12/2/1992)	5.53%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) which was effective on December 2, 1992. Effective December 1, 1997, the maximum sales charge has been increased to 4.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LCAMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

GROWTH OF $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated California Municipal Income Fund (Class B Shares) (the "Fund") from December 1, 1997 (start of performance) to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and Lipper California Municipal Debt Funds Average (LCAMDFA).3,4

Average Annual Total Return[5] for the Period Ended 8/31/2003
1 Year	(4.13)%
5 Years	3.03%
Start of Performance (12/1/1997)	3.75%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LCAMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

3 The LCAMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LCAMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--97.2%
		California--94.2%
$1,500,000		ABAG Finance Authority for Non-Profit Corporations, Multifamily Housing Revenue Bonds (Series 1999A), 5.80% (Civic Center Drive Apartments Project)/(FSA INS), 9/1/2020	AAA/Aaa		$1,548,720
500,000		ABAG Finance Authority for Non-Profit Corporations, Revenue Bonds, 6.125% (Southern California Presbyterian Homes)/(Original Issue Yield: 6.25%), 11/15/2032	BBB/NR		495,910
1,000,000		Anaheim Union High School District, CA, UT GO Bonds (Series 2002A), 5.375% (FSA INS), 8/1/2020	AAA/Aaa		1,050,550
500,000		Anaheim, CA Public Financing Authority, Lease Revenue Bonds (Series 1997C), 6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2016	AAA/Aaa		578,855
605,000		Blythe, CA Financing Authority, Sewer Revenue Bonds (Series 1998), 5.75%, 4/1/2028	NR		596,736
750,000		Blythe, CA Redevelopment Agency, Tax Allocation Bonds (Series 2000A), 6.20% (Blythe, CA Redevelopment Project No. 1), 5/1/2031	BBB/NR		795,428
1,000,000		California Educational Facilities Authority, Refunding Revenue Bonds, 5.00% (Southwestern University), 11/1/2023	NR/A3		969,900
500,000		California Educational Facilities Authority, Revenue Bonds (Series 2000A), 6.75% (Fresno Pacific University), 3/1/2019	NR/Baa3		555,680
1,000,000		California Educational Facilities Authority, Revenue Bonds (Series 2002A), 5.50% (Pepperdine University), 8/1/2032	NR/A1		1,020,950
600,000		California Educational Facilities Authority, Revenue Bonds, 6.70% (Southwestern University)/(Original Issue Yield: 6.838%), 11/1/2024	NR/A3		651,144
500,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series 1998), 5.55% (AMBAC INS), 4/1/2028	AAA/NR		511,340
1,000,000		California Educational Facilities Authority, Student Loan Revenue Bonds (Series A), 5.40% (Cal Loan Program)/(MBIA INS), 3/1/2021	NR/Aaa		1,028,690
1,000,000		California HFA, Home Mortgage Revenue Bonds (Series 1996Q), 5.85% (MBIA INS), 8/1/2016	AAA/Aaa		1,032,770
1,000,000		California Health Facilities Financing Authority, Insured Health Facilities Refunding Revenue Bonds (Series 1997), 5.50% (Valley Care Hospital Corp.)/(California Mortgage Insurance INS)/(Original Issue Yield: 5.737%), 5/1/2020	BBB/NR		1,019,660
1,000,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue Yield: 5.417%), 7/1/2028	A-/NR		989,000
1,500,000		California Health Facilities Financing Authority, Revenue Bonds (Series 1999A), 6.125% (Cedars-Sinai Medical Center), 12/1/2030	NR/A3		1,578,660
700,000		California Health Facilities Financing Authority, Revenue Refunding Bonds (1996 Series A), 6.00% (Catholic Healthcare West)/(MBIA INS)/(Original Issue Yield: 6.15%), 7/1/2017	AAA/Aaa		775,460
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$2,000,000		California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit First Lien Revenue Bonds (Series 2003A), 5.25% (FSA INS), 7/1/2021	AAA/Aaa		$2,070,580
500,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2000A), 5.75% (Scripps Research Institute)/(Original Issue Yield: 5.85%), 7/1/2030	NR/Aa3		522,140
1,000,000		California Infrastructure & Economic Development Bank, Revenue Bonds (Series 2001B), 5.50% (Kaiser Permanente), 8/1/2031	A/A2		978,320
1,000,000		California PCFA, Refunding Revenue Bonds (1996 Series A), 5.35% (Pacific Gas & Electric Co.)/(MBIA INS), 12/1/2016	AAA/Aaa		1,053,850
900,000		California PCFA, Sewer & Solid Waste Disposal Revenue Bonds, 5.75% (Anheuser-Busch Cos., Inc.)/(Original Issue Yield: 5.818%), 12/1/2030	A+/A1		920,835
700,000		California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027	BB-/B1		660,233
1,000,000		California PCFA, Solid Waste Refunding Revenue Bonds (Series 1999A), 5.125% (West County Resource Recovery, Inc.)/(Comerica Bank - California LOC)/(Original Issue Yield: 5.323%), 1/1/2014	NR/AA		992,020
320,000		California Rural Home Mortgage Finance Authority, SFM Revenue Bonds, (Series 1998 B-4), 6.35% (GNMA Collateralized Home Mortgage Program COL), 12/1/2029	AAA/NR		329,696
500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Insured Series), 5.375% (AMBAC INS), 5/1/2018	AAA/Aaa		530,545
1,500,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series A), 5.375% (Original Issue Yield: 5.48%), 5/1/2022	BBB+/A3		1,518,495
1,000,000		California State Public Works Board, Lease Revenue Bonds, 5.25% (California State Department of Corrections), 1/1/2013	BBB-/Baa1		1,058,570
1,000,000		California State, UT GO Bonds, 5.125% (Original Issue Yield: 5.40%), 6/1/2025	BBB/A3		971,820
20,000		California State, UT GO Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019	BBB/A3		20,778
400,000		California Statewide Communities Development Authority, COPs, 5.25% (St. Joseph Health System Group, CA)/(Original Issue Yield: 5.47%), 7/1/2021	AA-/Aa3		402,368
1,000,000		California Statewide Communities Development Authority, COPs, 5.50% (Sutter Health)/(FSA INS)/(Original Issue Yield: 5.77%), 8/15/2018	AAA/Aaa		1,058,870
500,000	[2]	California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	NR		508,015
500,000	[2]	California Statewide Communities Development Authority, Revenue Bonds (Series 2001), 6.75% (Saint Mark's School), 6/1/2028	NR		503,045
400,000	[2]	California Statewide Communities Development Authority, Revenue Bonds (Series 2002), 6.75% (Prospect Sierra School)/ (Original Issue Yield: 6.85%), 9/1/2032	NR		397,228
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$1,000,000		California Statewide Communities Development Authority, Revenue Bonds, 5.75% (Los Angeles Orthopedic Hospital Foundation)/(AMBAC INS), 6/1/2030	AAA/NR		$1,049,860
600,000		California Statewide Communities Development Authority, Revenue Certificates of Participation, 6.625% (St. Joseph Health System Group, CA)/(United States Treasury PRF)/(Original Issue Yield: 6.674%), 7/1/2021	AA-/Aa3		640,146
500,000	[2,3]	California Statewide Communities Development Authority, Solid Waste Facilities Disposal Revenue Bonds, 4.95% TOBs (Waste Management, Inc.), Mandatory Tender 4/1/2004	BBB/NR		505,520
870,000		Cerritos, CA, Public Financing Authority, Subordinated Tax Allocation Redevelopment Revenue Bonds (Series 2002B), 5.20% (Los Cerritos & Los Coyotes Districts)/(Original Issue Yield: 5.30%), 11/1/2024	BBB/NR		809,857
250,000		Chula Vista, CA, Community Facilities District No. 06-1, Special Tax Revenue Bonds (Series 2002A), 6.15% (Eastlake-Woods, Vistas & Land Swap), 9/1/2026	NR		249,420
500,000		Chula Vista, CA, IDA, Revenue Bonds (Series A), 6.40% (San Diego Gas & Electric)/(Original Issue Yield: 6.473%), 12/1/2027	AA-/A1		510,920
1,000,000		Daly City, CA, HDFA, Mobile Home Park Senior Revenue Bonds (Series 2002A0), 5.85% (Franciscan Acquisition Project)/(Original Issue Yield: 5.95%), 12/15/2032	A-/NR		1,009,240
1,000,000		El Centro, CA, Financing Authority, Insured Hospital Revenue Bonds (Series 2001), 5.25% (El Centro Regional Medical Center)/(California Mortgage Insurance LOC)/(Original Issue Yield: 5.32%), 3/1/2018	BBB/NR		1,014,550
500,000		El Dorado County, CA, Public Agency Financing Authority, Revenue Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.85%), 2/15/2021	AAA/Aaa		529,130
765,000		El Monte, CA, Public Financing Authority, Tax Allocation Revenue Bonds (Series 1998), 5.75% (El Monte, CA Community Redevelopment Agency), 6/1/2028	NR/BBB-		764,419
700,000		Foothill/Eastern Transportation Corridor Agency, CA, (Series 1995A) Senior Lien Toll Road Revenue Bonds, 6.50% (United States Treasury GTD)/(Original Issue Yield: 6.78%), 1/1/2032	AAA/Aaa		796,964
1,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Refunding Revenue Bonds, 5.75% (Original Issue Yield: 5.774%), 1/15/2040	BBB-/Baa3		1,006,200
1,000,000		Glendale, CA, Redevelopment Agency, Tax Allocation Bonds (Series 2002), 5.25% (Central Glendale Redevelopment Project)/ (MBIA INS), 12/1/2021	AAA/Aaa		1,035,620
2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (Original Issue Yield: 7.00%), 6/1/2039	BBB/Baa2		1,649,440
1,000,000		Inglewood, CA Public Financing Authority, Refunding Revenue Bonds (Series 1999A), 5.625% (AMBAC INS), 8/1/2016	AAA/Aaa		1,104,180
500,000		Inland Empire Solid Waste Financing Authority, CA, Revenue Bonds (Series B), 6.25% (United States Treasury GTD)/ (FSA INS), 8/1/2011	AAA/Aaa		573,310
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$500,000		La Verne, CA, Revenue COPs (Series 2003B), 6.625% (Brethren Hillcrest Homes)/ (Original Issue Yield: 6.70%), 2/15/2025	BBB-/NR		$494,905
1,000,000		Long Beach, CA, Bond Financing Authority, Plaza Parking Facility Lease Revenue Bonds, 5.25% (Original Issue Yield: 5.54%), 11/1/2021	A-/NR		1,012,180
570,000		Los Angeles, CA, Community Redevelopment Agency, Housing Revenue Refunding Bonds (Series A), 6.55% (AMBAC INS), 1/1/2027	AAA/Aaa		586,661
745,000		Los Angeles, CA, Department of Water & Power, Revenue Refunding Bonds, 6.125% (Los Angeles, CA Department of Water & Power (Electric/Power System)), 2/15/2005 (@101)	AA-/Aaa		804,958
255,000		Los Angeles, CA, Department of Water & Power, Revenue Refunding Bonds, 6.125% (Los Angeles, CA Department of Water & Power (Electric/Power System)), 2/15/2019	AA-/Aa3		275,522
1,000,000		Los Angeles, CA, Unified School District, UT GO Bonds (Series 1997A), 6.00% (FGIC INS), 7/1/2015	AAA/Aaa		1,160,910
1,000,000		Menlo Park, CA, UT GO Bonds, 5.25%, 8/1/2027	NR/Aa1		1,017,680
1,000,000		Oakland, CA Unified School District, UT GO (Series 2000F), 5.60% (MBIA INS)/(Original Issue Yield: 5.63%), 8/1/2019	AAA/Aaa		1,086,060
500,000		Orange County, CA, Community Facilities District No. 2000-1, Special Tax Bonds (Series 2000A), 6.25% (Ladera Ranch)/(Original Issue Yield: 6.28%), 8/15/2030	NR		510,105
400,000		Orange County, CA, Community Facilities District No. 2000-1, Special Tax Bonds (Series 2002A), 6.00% (Ladera Ranch)/(Original Issue Yield: 6.03%), 8/15/2032	NR		399,716
1,000,000		Orange County, CA, Development Agency, Tax Allocation Bonds, 6.125% (Santa Ana Heights Project Area)/(Original Issue Yield: 6.35%), 9/1/2023	BBB/Baa2		1,020,780
500,000		Orange, CA, Community Facilities District No. 91-2, Special Tax Bonds, 6.25% (Serrano Heights CFD No. 91-2), 10/1/2030	NR		513,025
1,000,000		Oxnard, CA, Union High School District, Refunding UT GO Bonds (Series 2001A), 6.20% (MBIA INS), 8/1/2030	AAA/Aaa		1,125,830
500,000		Perris, CA, Public Financing Authority, Tax Allocation Revenue Bonds (Series 2001A), 5.75% (Original Issue Yield: 5.85%), 10/1/2031	A-/NR		503,965
1,500,000		Pomona, CA, Unified School District, UT GO Bonds, 6.15% (MBIA INS), 8/1/2030	AAA/Aaa		1,715,865
900,000		Port of Oakland, CA, Revenue Bonds (Series 1997G), 5.50% (MBIA INS)/(Original Issue Yield: 5.83%), 11/1/2017	AAA/Aaa		937,827
1,000,000		Port of Oakland, CA, Revenue Bonds (Series 2000K), 5.75% (FGIC INS)/(Original Issue Yield: 5.78%), 11/1/2020	AAA/Aaa		1,051,000
2,000,000		Richmond, CA, Wastewater Revenue Bonds (Series 1999), 5.80% (FGIC INS), 8/1/2018	AAA/Aaa		2,224,780
600,000		Sacramento, CA Municipal Utility District, Electric Revenue Bonds (Series J), 5.50% (AMBAC INS)/(Original Issue Yield: 5.80%), 8/15/2021	AAA/Aaa		674,832
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$1,395,000		Sacramento, CA Unified School District, UT GO Bonds (Series A), 6.00%, 7/1/2025	NR/Aa3		$1,644,719
1,000,000		San Bernardino County, CA, Housing Authority, Multifamily Mortgage Revenue Bonds (Series 2001A), 6.70% (Glen Aire Park)/ (GNMA Collateralized Home Mortgage Program GTD), 12/20/2041	NR/Aaa		1,078,840
350,000		San Bernardino County, CA, Housing Authority, Subordinated Revenue Bonds, 7.25% (Glen Aire Park & Pacific Palms), 4/15/2042	NR		333,074
400,000		San Bernardino, CA, Joint Powers Financing Authority, Tax Allocation Refunding Revenue Bonds, 6.625%, 4/1/2026	NR		405,740
1,000,000		San Diego County, CA, Certificates of Participation, 5.25% (University of San Diego)/(Original Issue Yield: 5.47%), 10/1/2021	NR/A2		1,014,090
300,000		San Dimas, CA, Housing Authority, Mobile Home Park Revenue Bonds (Series 1998A), 5.70% (Charter Oak Mobile Home Estates Acquisition Project)/(Original Issue Yield: 5.90%), 7/1/2028	NR		280,368
300,000		San Francisco, CA, City & County Airport Commission, Second Series Revenue Bonds (Issue 12A), 5.90% (San Francisco International Airport)/(Original Issue Yield: 5.97%), 5/1/2026	A/A1		306,060
400,000		San Francisco, CA, City & County Redevelopment Agency Community Facilities District No. 6, Special Tax Revenue Bonds, 6.625% (Mission Bay South), 8/1/2027	NR		416,072
1,000,000		San Jose, CA, Unified School District, Certificates of Participation, 5.75% (MBIA INS)/(Original Issue Yield: 5.85%), 6/1/2020	AAA/Aaa		1,093,430
1,895,000		San Jose, CA Unified School District, UT GO Bonds (Series 2002A), 5.375% (FSA INS), 8/1/2020	AAA/Aaa		1,990,792
500,000		San Mateo, CA, Redevelopment Agency, Merged Area Tax Allocation Bonds (Series 2001A), 5.50% (Original Issue Yield: 5.55%), 8/1/2022	A-/Baa1		513,700
1,000,000		Santa Clara County, CA, Housing Authority, Multifamily Housing Revenue Bonds (Series 2001A), 5.85% (River Town Apartments Project)/(Union Bank of California LOC), 8/1/2031	NR/A3		964,280
500,000		Santa Margarita, CA, Community Facilities District No. 99-1, Special Tax Bonds (Series 2003), 5.70% (Original Issue Yield: 5.80%), 9/1/2022	NR		483,180
1,500,000		Simi Valley, CA, PFA, Lease Revenue Bonds (Series 1995), 5.75% (AMBAC INS), 9/1/2015	AAA/Aaa		1,678,365
1,000,000		South Orange County, CA, Public Financing Authority, 1999 Reassessment Revenue Bonds, 5.80% (FSA INS)/(Original Issue Yield: 5.85%), 9/2/2018	NR/Aaa		1,112,910
1,400,000		Stockton, CA, COPs (Series 1999), 5.875% (Original Issue Yield: 5.90%), 8/1/2019	A/NR		1,498,868
400,000		Stockton, CA, Community Facilities District No. 2001-1, Special Tax Revenue Bonds, 6.375% (Spanos Park West)/(Original Issue Yield: 6.43%), 9/1/2032	NR		409,816
400,000		Stockton, CA, Health Facility Revenue Bonds (Series 1997A), 5.70% (Dameron Hospital Association), 12/1/2014	BBB+/NR		414,220
1,000,000		Torrance, CA, Hospital Revenue Bonds (Series 2001 A), 5.50% (Torrance Memorial Medical Center)/(Original Issue Yield: 5.65%), 6/1/2031	A+/A1		996,380
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		California--continued
$1,000,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2002), 5.375% (AMBAC INS), 11/1/2018	AAA/Aaa		$1,063,170
1,000,000		Vallejo, CA, Unified School District, UT GO Bonds, 5.90% (MBIA INS), 2/1/2021	AAA/Aaa		1,135,080
1,000,000		Vista, CA, Community Development Commission, Tax Allocation Bonds (Series 2001), 5.80% (Vista Redevelopment Project Area)/(Original Issue Yield: 5.85%), 9/1/2030	BBB+/NR		1,010,940
965,000		Walnut, CA, Public Financing Authority, Tax Allocation Revenue Bonds (Series 2002), 5.375% (Walnut Improvement Project)/(AMBAC INS), 9/1/2019	AAA/Aaa		1,017,814
500,000		Watsonville, CA, Insured Hospital Revenue Refunding Bonds (Series 1996A), 6.20% (Watsonville Community Hospital)/ (California State INS)/(Original Issue Yield: 6.225%), 7/1/2012	NR		581,515
1,000,000		Whittier, CA, Health Facilities Revenue Bonds, 5.75% (Presbyterian Intercommunity Hospital)/(Original Issue Yield: 5.80%), 6/1/2031	A-/NR		1,005,080

		TOTAL			82,510,741

		Puerto Rico--3.0%
1,000,000	[2,3]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.4276% (FSA INS), 7/1/2015	AAA/NR		1,257,420
700,000		Puerto Rico Electric Power Authority, Revenue Bonds (Series T), 6.375% (United States Treasury GTD)/(Original Issue Yield: 6.58%), 7/1/2024	AAA/A3		745,500
600,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa2		618,341

		TOTAL			2,621,261

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $82,573,568)			85,132,002

Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--0.7%
		Puerto Rico--0.7%
$600,000		Puerto Rico Government Development Bank, Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (AT AMORTIZED COST)	A-1/VMIG1		$600,000

		TOTAL INVESTMENTS--97.9% (IDENTIFIED COST $83,173,568)[4]			85,732,002

		OTHER ASSETS AND LIABILITIES -- NET--2.1%			1,796,033

		TOTAL NET ASSETS--100%			$87,528,035

Securities that are subject to the federal alternative minimum tax (AMT) represent 14.6% of the fund's portfolio calculated based upon total portfolio market value (unaudited).

1 Please refer to the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2003, these securities amounted to $3,171,228 which represents 3.6% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $1,762,940 which represents 2.0% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

4 The cost of investments for federal tax purposes amounts to $83,170,542.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
COPs	--Certificates of Participation
FGIC	--Financial Guaranty Insurance Corporation
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDFA	--Housing Development Finance Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MBIA	--Municipal Bond Insurance Association
PCFA	--Pollution Control Finance Authority
PFA	--Public Facility Authority
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $83,173,568)		$85,732,002
Cash		52,602
Income receivable		1,171,043
Receivable for investments sold		844,000
Receivable for shares sold		11,392

TOTAL ASSETS		87,811,039

Liabilities:
Payable for shares redeemed	$72,998
Income distribution payable	140,788
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	5,997
Payable for portfolio accounting fees (Note 6)	7,840
Payable for distribution services fee (Note 6)	32,936
Payable for shareholder services fee (Note 6)	18,818
Accrued expenses	3,627

TOTAL LIABILITIES		283,004

Net assets for 8,177,007 shares outstanding		$87,528,035

Net Assets Consist of:
Paid in capital		$88,776,611
Net unrealized appreciation of investments		2,558,434
Accumulated net realized loss on investments		(3,806,897)
Distributions in excess of net investment income		(113)

TOTAL NET ASSETS		$87,528,035

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($36,606,853 ÷ 3,419,795 shares outstanding)		$10.70

Offering price per share (100/95.50 of $10.70)[1]		$11.20

Redemption proceeds per share		$10.70

Class B Shares:
Net asset value per share ($50,921,182 ÷ 4,757,212 shares outstanding)		$10.70

Offering price per share		$10.70

Redemption proceeds per share (94.50/100 of $10.70)[1]		$10.11

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$4,732,847

Expenses:
Investment adviser fee (Note 6)		$362,286
Administrative personnel and services fee (Note 6)		155,000
Custodian fees		5,703
Transfer and dividend disbursing agent fees and expenses (Note 6)		50,416
Directors'/Trustees' fees		2,342
Auditing fees		13,165
Legal fees		6,218
Portfolio accounting fees (Note 6)		68,626
Distribution services fee--Class A Shares (Note 6)		96,141
Distribution services fee--Class B Shares (Note 6)		390,864
Shareholder services fee--Class A Shares (Note 6)		96,141
Shareholder services fee--Class B Shares (Note 6)		130,288
Share registration costs		36,826
Printing and postage		21,953
Insurance premiums		1,351
Miscellaneous		943

TOTAL EXPENSES		1,438,263

Waivers and Reimbursement (Note 6):
Waiver of investment adviser fee	$(362,286)
Waiver of transfer and dividend disbursing agent fees and expenses	(683)
Waiver of distribution services fee--Class A Shares	(96,141)
Reimbursement of other operating expenses	(130,992)

TOTAL WAIVERS AND REIMBURSEMENT		(590,102)

Net expenses			848,161

Net investment income			3,884,686

Realized and Unrealized Loss on Investments:
Net realized loss on investments			(359,282)
Net change in unrealized appreciation of investments			(2,045,845)

Net realized and unrealized loss on investments			(2,405,127)

Change in net assets resulting from operations			$1,479,559

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,884,686	$3,491,182
Net realized loss on investments	(359,282)	(678,260)
Net change in unrealized appreciation/depreciation of investments	(2,045,845)	231,609

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,479,559	3,044,531

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,814,379)	(1,683,408)
Class B Shares	(2,068,626)	(1,806,179)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,883,005)	(3,489,587)

Share Transactions:
Proceeds from sale of shares	33,733,681	44,344,822
Net asset value of shares issued to shareholders in payment of distributions declared	1,856,331	1,620,798
Cost of shares redeemed	(34,893,556)	(30,039,199)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	696,456	15,926,421

Change in net assets	(1,706,990)	15,481,365

Net Assets:
Beginning of period	89,235,025	73,753,660

End of period (including distributions in excess of net investment income of $(113) and $(46), respectively)	$87,528,035	$89,235,025

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of California and California municipalities.

The Fund offers two classes of shares: Class A Shares and Class B Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Additional information on each restricted illiquid security held at August 31, 2003 is as follows:

Security	Acquisition Date	Acquisition Cost
California Statewide Communities Development Authority, Revenue Bonds, 6.50% (Turningpoint School), 11/1/2031	3/23/2001	$500,000

California Statewide Communities Development Authority, Revenue Bonds (Series 2001) 6.75% (Saint Mark's School), 6/1/2028	7/3/2001	$500,000

California Statewide Communities Development Authority, Revenue Bonds (Series 2002) 6.75% (Prospect Sierra School)/(Original Issue Yield: 6.85%, 6/1/2032	5/10/2002	$394,864

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/1/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)
Increase (Decrease)	$1,178	$1,178	$1,641	$(1,641)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended August 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,897,210	$20,793,050	2,748,759	$29,897,974
Shares issued to shareholders in payment of distributions declared	72,904	800,301	64,776	703,548
Shares redeemed	(2,174,124)	(23,956,861)	(1,904,208)	(20,606,717)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(204,010)	$(2,363,510)	909,327	$9,994,805

Year Ended August 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,172,170	$12,940,631	1,329,205	$14,446,848
Shares issued to shareholders in payment of distributions declared	96,359	1,056,030	84,441	917,250
Shares redeemed	(997,658)	(10,936,695)	(868,601)	(9,432,482)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	270,871	$3,059,966	545,045	$5,931,616

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	66,861	$696,456	1,454,372	$15,926,421

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforward and discount accretion/premium amortization of debt securities. For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$(513,798)	$(1,748)	$515,546

Net investment income, net realized gain (losses) and net assets were not affected by this reclassifications.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003, and 2002 was as follows:

	2003	2002
Tax-exempt income	$3,883,005	$3,489,587

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 140,675

Unrealized appreciation	$2,561,460

Capital loss carryforward	$3,331,819

At August 31, 2003, the cost of investments for federal tax purposes was $83,170,542. The net unrealized appreciation of investments for federal tax purposes was $2,561,460. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,200,789 and net unrealized depreciation from investments for those securities having an excess of cost over value of $639,329.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003, the Fund had a capital loss carryforward of $3,331,819 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$ 218,330

2008	$1,047,161

2009	$ 1,337,342

2010	$ 166,229

2011	$ 562,757

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2003 for federal income tax purposes, post October losses of $478,104 were deferred to September 1, 2003.

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Class B Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A	0.25%
Class B	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $34,000,000 and $39,400,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003 were as follows:

Purchases	$22,847,548

Sales	$20,804,358

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 49.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 13.7% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED CALIFORNIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated California Municipal Income Fund (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http//www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated California Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923104
Cusip 313923203

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28991 (10/03)

Federated Investors
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust

A Portfolio of Federated Municipal Securities income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.22	$11.06	$10.64	$10.62	$11.09
Income From Investment Operations:
Net investment income	0.45	0.50 [1]	0.53	0.53	0.53
Net realized and unrealized gain (loss) on investments and swap contracts	(0.05)	0.16 [1]	0.42	0.02	(0.47)

TOTAL FROM INVESTMENT OPERATIONS	0.40	0.66	0.95	0.55	0.06

Less Distributions:
Distributions from net investment income	(0.45)	(0.50)	(0.53)	(0.53)	(0.53)

Net Asset Value, End of Period	$11.17	$11.22	$11.06	$10.64	$10.62

Total Return[2]	3.58%	6.15%	9.12%	5.39%	0.47%

Ratios to Average Net Assets:

Expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	3.96%	4.53%[1]	4.86%	5.07%	4.81%

Expense waiver[3]	0.36%	0.39%	0.42%	0.52%	0.50%

Supplemental Data:

Net assets, end of period (000 omitted)	$147,959	$134,718	$107,043	$89,177	$74,510

Portfolio turnover	15%	19%	13%	40%	17%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

Market Environment

The last year saw considerable volatility in interest rates, although when all was said and done rates ended only slightly higher than where they started. According to Municipal Market Data,1 during the reporting period the 10-year AAA muni bond yield rose from 3.72% on August 31, 2002 to 3.95% on August 31, 2003. After trading in a range from September 2002 to May 2003, rates plunged to 40-year lows in June 2003 as the yield on 10-year AAA muni bonds fell to 2.85%. Then, with the cessation of major hostilities in Iraq, the Federal Reserve Board indicating no plans for further easing of interest rates, and indications that the economy was finally picking up, rates sharply rose for the remainder of the reporting period. Rising rates were accompanied by a steepening of the curve.

The past year also saw an enormous supply of new municipal bonds. Issuance in 2002 set a record at $352 billion. The pace continued this year during the reporting period.

Municipal credit quality deteriorated during the reporting period. Across the country, states and local governments saw their finances squeezed. Several years of a sluggish economy have reduced revenues while expenditures remained high. Many entities have drawn down reserves and tapped into one-time revenue sources to balance their budgets. Over the 12-month reporting period the ratings agencies downgraded or placed on negative outlook the ratings of more than half of the states.

The Michigan Market

The issuance of Michigan exempt debt increased by 13% for the 12-month reporting period ended August 31, 2003, compared with the prior 12 months. The demand for Michigan exempt bonds remained strong through the reporting period. Spreads on Michigan bonds widened slightly, from two to four basis points along the curve, during the reporting period.

The state addressed a $2 billion budget shortfall for fiscal year 2004, through a combination of spending cuts and revenue enhancements. The budget that was adopted called for replenishing the state's reserve funds which had been drawn down over the previous three years. Some of the state spending cuts have been passed to local entities in the form of reduced aid.

During the reporting period, the state's fiscal issues led to scrutiny of its ratings. Moody's placed Michigan's Aaa rating on negative outlook in 2001. Responding to the budget and signs of an improving economy, Moody's removed Michigan from the watchlist and confirmed its Aaa rating in July 2003. In March 2003, Standard & Poor's revised the outlook on the state's AAA rating to negative.

Michigan has diversified its economy in recent years, but remained heavily dependent upon manufacturing, particularly automobiles, during the reporting period. Michigan's unemployment rate has generally been higher than the rest of the nation, reflecting this manufacturing dependence. Michigan's economy continued to lag during the reporting period.

Performance

The fund's total return over the 12-month reporting period was 3.58%,1 based on net asset value. Despite a volatile path, rates were not much removed from where they were a year ago. In such an environment, coupon income was a strong driver of total return, so the fund's strong income contributed to its return during the reporting period. Although the move in rates was small, rates ended the reporting period, were up so the fund's duration,2 which was slightly shorter than its benchmark, was also a positive contributor to performance.

The fund's best performing sectors were industrial development bonds, which tended to provide more yield; education, which benefited from spread tightening; and water & sewer. The fund also was fortunate to have several holdings pre-refunded, which resulted in price appreciation. Lagging sectors were housing bonds, which were hurt by rising interest rates, and electric utilities.

During the reporting period the fund was a high-quality fund, with more than 80% of its holdings rated AAA or Aaa by Standard and Poor's or Moody's at the end of the reporting period. Less than 2% of the fund's holding rated below A- or A3 at the end of the reporting period.3

Strategy

The fund attempted to maximize tax exempt income within specific risk parameters.4 Incremental return was provided to the portfolio by making relative value decisions involving credit spreads relationships to benchmarks, yield curve positioning, sector allocations, and appropriate bond structures (coupon and callability).

In order to enhance the fund's income, the fund's strategy included selective purchases of single-A or triple-B rated securities to take advantage of wider spreads. At the same time the fund was positioned more defensively by keeping duration short to the benchmark and seeking premium coupons. The fund used interest rate swaps to help manage duration.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the reporting period based on offering price (i.e., less any applicable sales charge) was 0.45%. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

4 Income may be subject to the federal alternative minimum tax.

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Michigan Intermediate Municipal Trust (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Lehman Brothers 7-Year General Obligation Municipal Bond Index (LB7GO) and the Lehman Brothers Municipal Bond Index (LBMB).2

Average Annual Total Return[3] for the Periods Ended 8/31/2003
1 Year	0.45%

5 Years	4.27%

10 Years	4.74%

Start of Performance (9/18/1991)	5.73%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and the LBMB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB7GO and the LBMB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged and it is not possible to invest directly in an index.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--97.4%
	Michigan--97.4%
$1,020,000	Allen Park, MI, Public School District, School Building & Site UT GO Bonds, 3.00% (Q-SBLF GTD), 5/1/2008	AAA/Aaa		$1,033,413
500,000	Anchor Bay, MI, School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2014	AAA/Aaa		550,050
1,000,000	Anchor Bay, MI, School District, Refunding UT GO Bonds (Series III), 5.50% (Q-SBLF GTD), 5/1/2017	AAA/Aaa		1,081,900
1,070,000	Anchor Bay, MI, School District, UT GO Bonds (Series 1999I), 5.75% (FGIC INS)/(Original Issue Yield: 5.80%), 5/1/2014	AAA/Aaa		1,223,877
1,090,000	Boyne City, MI, Public School District, UT GO Bonds, 5.60% (FGIC INS)/(Original Issue Yield: 5.70%), 5/1/2014	AAA/Aaa		1,201,529
1,215,000	Bridgeport Spaulding, MI, Community School District, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2015	AAA/Aaa		1,330,121
1,125,000	Brighton Township, MI, LT GO Sanitary Sewer Drainage District, 5.25% (FSA INS)/(Original Issue Yield: 5.68%), 10/1/2020	AAA/Aaa		1,159,402
2,050,000	Caledonia, MI, Community Schools, UT GO Bonds, 5.40% (Q-SBLF GTD)/(Original Issue Yield: 5.48%), 5/1/2018	AAA/Aaa		2,188,785
1,775,000	Charles Stewart Mott Community College, MI, Building & Improvement UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.63%), 5/1/2018	AAA/Aaa		1,910,734
1,070,000	Charlevoix, MI, Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2014	AAA/Aaa		1,151,117
1,245,000	Charlevoix, MI, Public School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		1,327,469
1,690,000	Chippewa Valley, MI Schools, Refunding UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2009	AAA/Aaa		1,858,087
1,775,000	Chippewa Valley, MI Schools, School Building & Site Refunding Bonds, 5.50% (Q-SBLF GTD), 5/1/2015	AAA/Aaa		1,943,181
1,000,000	Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.), 5/1/2018	BBB/Baa2		1,014,000
2,665,000	Detroit, MI, City School District, UT GO Bonds (Series 2001A), 5.50% (Q-SBLF GTD), 5/1/2009	AAA/Aaa		2,998,924
1,335,000	Detroit, MI, Refunding UT GO Bonds, 5.75% (FSA INS), 4/1/2010	AAA/Aaa		1,472,745
1,000,000	Detroit, MI, UT GO Bonds (Series 1999A), 5.00% (FSA INS)/(Original Issue Yield: 5.16%), 4/1/2019	AAA/Aaa		1,020,200
1,000,000	Detroit, MI, UT GO Bonds (Series 2001A-1), 5.375% (MBIA INS), 4/1/2017	AAA/Aaa		1,071,690
1,000,000	Detroit/Wayne County, MI, Stadium Authority, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 5.55%), 2/1/2011	AAA/Aaa		1,084,920
1,000,000	Dickinson County, MI, EDC, Refunding Environmental Improvement Revenue Bonds (Series 2002A), 5.75% (International Paper Co.), 6/1/2016	BBB/Baa2		1,023,090
1,925,000	East Grand Rapids, MI, Public School District, Refunding UT GO Bonds (Series 2001), 5.50% (Q-SBLF GTD), 5/1/2019	AAA/Aaa		2,061,482
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Michigan--continued
$1,000,000	Ecorse, MI, Public School District, UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.59%), 5/1/2017	AAA/Aaa		$1,079,810
1,120,000	Ferndale, MI, Refunding UT GO Bonds, 4.50% (FGIC INS), 4/1/2008	AAA/Aaa		1,207,192
2,160,000	Ferndale, MI, School District, Refunding UT GO Bonds, 5.25% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		2,303,078
2,000,000	Forest Hills, MI, Public School, UT GO Bonds, 5.25% (Original Issue Yield: 5.50%), 5/1/2019	NR/Aa2		2,087,140
250,000	Garden City, MI, School District, UT GO Refunding Bonds, 5.90% (FSA INS), 5/1/2005	AAA/Aaa		260,057
565,000	Garden City, MI, School District, UT GO Refunding Bonds, 6.00% (FSA INS), 5/1/2006	AAA/Aaa		587,962
515,000	Garden City, MI, School District, UT GO Refunding Bonds, 6.10% (FSA INS), 5/1/2007	AAA/Aaa		536,290
1,000,000	Harper Creek, MI, Community School District, UT GO Bonds, 5.125% (Q-SBLF GTD)/(Original Issue Yield: 5.21%), 5/1/2021	AAA/Aaa		1,019,750
1,000,000	Hartland, MI, Consolidated School District, Refunding UT GO Bonds, 5.375% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		1,077,070
1,650,000	Hartland, MI, Consolidated School District, UT GO Bonds, 5.75% (Q-SBLF GTD), 5/1/2010	AAA/Aaa		1,873,525
1,315,000	Hazel Park, MI, School District, UT GO Bonds, 5.00% (Q-SBLF GTD), 5/1/2013	AAA/Aaa		1,406,708
1,660,000	Hemlock, MI, Public School District, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2018	AAA/Aaa		1,787,289
1,375,000	Howell, MI, Public Schools, Refunding UT GO Bonds (Series 2001), 5.25% (Q-SBLF GTD), 5/1/2014	AAA/Aaa		1,479,142
2,000,000	Howell, MI, Public Schools, UT GO Bonds, 5.875% (Q-SBLF, United States Treasury GTD and MBIA INS)/(Original Issue Yield: 5.95%), 5/1/2022	AAA/Aaa		2,300,580
2,000,000	Jackson County, MI, Public Schools, UT GO Bonds, 5.60% (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 5.70%), 5/1/2019	AAA/Aaa		2,163,260
1,350,000	Kalamazoo, MI, City School District, Building & Site UT GO Bonds, 5.00% (FSA INS), 5/1/2013	AAA/Aaa		1,435,793
1,000,000	Kent Hospital Finance Authority, MI, Revenue Bonds, 5.50% (Spectrum Health), 1/15/2015	AA/Aa3		1,056,350
1,500,000	Kentwood, MI, Public Schools, UT GO Bonds, 4.00%, 5/1/2011	AA-/Aa2		1,525,245
1,925,000	Lake Fenton, MI, Community Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2017	AAA/Aaa		2,082,657
1,700,000	Lake Superior State University, MI, General Revenue Bonds, 5.50% (AMBAC INS), 11/15/2021	AAA/Aaa		1,798,872
1,500,000	Lakeshore, MI, Public Schools, UT GO Bonds, 5.70% (Q-SBLF, United States Treasury GTD and MBIA INS)/(Original Issue Yield: 5.92%), 5/1/2022	AAA/Aaa		1,623,795
1,000,000	Lanse Creuse, MI, Public Schools, UT GO Bonds (Series 2000), 5.40% (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 5.50%), 5/1/2016	AAA/Aaa		1,078,910
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Michigan--continued
$1,000,000	Madison, MI, District Public Schools, Refunding UT GO Bonds, 5.50% (Q-SBLF GTD)/(FGIC INS), 5/1/2015	AAA/Aaa		$1,091,020
1,000,000	Marquette, MI, Hospital Finance Authority, Hospital Revenue Refunding Bonds (1996 Series D), 5.30% (Marquette General Hospital, MI)/(FSA INS), 4/1/2005	AAA/Aaa		1,058,370
2,000,000	Mattawan, MI, Consolidated School District, UT GO Bonds, 5.65% (Q-SBLF GTD)/(FSA INS)/(Original Issue Yield: 5.67%), 5/1/2018	AAA/Aaa		2,184,720
1,350,000	Michigan Higher Education Student Loan Authority, Student Loan Revenue Bonds, (Series XVII-A), 5.65% (AMBAC LOC), 6/1/2010	AAA/Aaa		1,420,578
1,500,000	Michigan Municipal Bond Authority, Refunding Revenue Bonds (Series 2002), 5.25% (Clean Water Revolving Fund), 10/1/2008	AAA/Aaa		1,678,800
1,000,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.75% (Clean Water Revolving Fund), 10/1/2015	AAA/Aaa		1,160,920
1,455,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.25% (Drinking Water Revolving Fund), 10/1/2007	AAA/Aaa		1,617,654
2,190,000	Michigan Municipal Bond Authority, Revenue Bonds, 5.625% (Drinking Water Revolving Fund), 10/1/2013	AAA/Aaa		2,527,282
2,500,000	Michigan Public Power Agency, Belle River Project Refunding Revenue Bonds (Series 2002A), 5.25% (MBIA INS), 1/1/2010	AAA/Aaa		2,754,875
1,000,000	Michigan State Building Authority, Facilities Program Refunding Revenue Bonds (Series 2001I), 5.50%, 10/15/2019	AA+/Aa1		1,072,310
1,000,000	Michigan State Building Authority, Facilities Program Revenue Bonds (Series 2001), 5.125%, 10/15/2016	AA+/Aa1		1,054,350
2,270,000	Michigan State Building Authority, State Police Communications Revenue Bonds, 5.50%, 10/1/2008	AA+/Aa2		2,566,235
1,000,000	Michigan State Comprehensive Transportation Board, Revenue Bonds (Series 2002B), 5.00% (FSA INS), 5/15/2008	AAA/Aaa		1,100,880
1,500,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.50% (Henry Ford Health System, MI), 3/1/2013	A-/A1		1,573,890
1,000,000	Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds, 5.75% (Sparrow Obligated Group, MI), 11/15/2016	A/A1		1,049,090
1,000,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 1998A), 4.90% (St. John Hospital, MI)/(AMBAC INS)/(Original Issue Yield: 5.05%), 5/15/2013	AAA/Aaa		1,046,600
1,300,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series 2002A), 5.50% (Crittenton Hospital, MI), 3/1/2016	A+/A2		1,343,238
1,175,000	Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series A), 6.00% (Trinity Healthcare Credit Group)/(Original Issue Yield: 6.14%), 12/1/2020	AA-/Aa3		1,263,149
1,000,000	Michigan State Hospital Finance Authority, Revenue & Refunding Bonds (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield: 5.15%), 6/1/2013	NR/A1		1,019,430
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Michigan--continued
$2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1993P), 5.375% (Sisters of Mercy Health System)/(MBIA INS)/(Original Issue Yield: 5.55%), 8/15/2014	AAA/Aaa		$2,174,460
1,325,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1997W), 5.00% (Mercy Health Services)/(Original Issue Yield: 5.26%), 8/15/2011	NR/Aa2		1,416,544
2,000,000	Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999A), 6.00% (Ascension Health Credit Group)/ (MBIA INS), 11/15/2011	AAA/Aaa		2,226,440
1,000,000	Michigan State Housing Development Authority, (Series A) Rental Housing Revenue Bonds, 5.55% (MBIA INS), 4/1/2004	AAA/Aaa		1,019,830
575,000	Michigan State Housing Development Authority, LO Multifamily Housing Revenue Refunding Bonds (Series 2000A), 6.30% (Oakbrook Villa Townhomes)/(GNMA COL Home Mortgage Program GTD), 7/20/2019	NR/Aaa		602,600
500,000	Michigan State Housing Development Authority, Revenue Bonds (Series A), 5.90%, 12/1/2005	AA+/NR		508,140
1,000,000	Michigan State Housing Development Authority, Revenue Bonds (Series E), 5.55%, 12/1/2007	AA+/NR		1,046,800
1,000,000	Michigan State Housing Development Authority, SFM Revenue Bonds (Series 2001A), 5.30% (MBIA INS), 12/1/2016	AAA/Aaa		1,023,600
1,000,000	Michigan State Trunk Line, Revenue Bonds (Series 2001A), 5.50% (FSA INS), 11/1/2018	AAA/Aaa		1,078,390
3,000,000	Michigan State, Refunding UT GO Bonds, 5.00%, 12/1/2007	AAA/Aaa		3,319,020
2,000,000	Michigan State, Refunding UT GO Bonds, 5.00%, 12/1/2008	AAA/Aaa		2,222,040
250,000	Michigan Strategic Fund, LT Obligation Revenue Refunding Bonds (Series A), 7.10% (Ford Motor Co.)/(Original Issue Yield: 7.127%), 2/1/2006	BBB/Baa1		269,095
500,000	Michigan Strategic Fund, LO Revenue Bonds (Series 1998), 5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield: 5.422%), 7/1/2018	A-/NR		494,900
1,250,000	Milan, MI, Area Schools, UT GO Bonds (Series 2000A), 5.75% (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 5.86%), 5/1/2020	AAA/Aaa		1,425,738
4,250,000	Monroe County, MI, PCA, PCR Bonds (Series A), 6.35% (Detroit Edison Co.)/(AMBAC INS), 12/1/2004	AAA/Aaa		4,508,995
1,005,000	Montague, MI, Public School District, Refunding UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2015	AAA/Aaa		1,094,958
1,200,000	Newaygo, MI, Public Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2014	AAA/Aaa		1,312,872
1,765,000	Oakland County, MI, EDC, LO Revenue Bonds (Series 1997), 5.50% (Lutheran Social Services of Michigan)/(First of America Bank LOC), 6/1/2014	NR/Aa3		1,829,493
1,130,000	Oakland University, MI, Revenue Bonds, 5.75% (MBIA INS)/(Original Issue Yield: 5.835%), 5/15/2015	AAA/Aaa		1,221,733
1,140,000	Okemos, MI, Public School District, Refunding UT GO Bonds, 4.75% (Q-SBLF INS), 5/1/2009	AAA/Aaa		1,238,656
Principal Amount		Credit Rating	[1]	Value
	LONG-TERM MUNICIPALS--continued
	Michigan--continued
$1,000,000	Paw Paw, MI, Public School District, School Building & Site UT GO Bonds, 5.50% (Q-SBLF GTD)/(Original Issue Yield: 5.60%), 5/1/2020	AAA/Aaa		$1,063,060
1,625,000	River Rouge, MI, School District, Refunding UT GO Bonds, 5.00% (Q-SBLF GTD)/(FGIC INS), 5/1/2009	AAA/Aaa		1,786,623
1,155,000	Romeo, MI, Community School District, Building & Site UT GO Bonds, 5.00% (Q-SBLF GTD)/(Original Issue Yield: 5.12%), 5/1/2012	AAA/Aaa		1,228,805
1,170,000	Romulus, MI, Community Schools, UT GO Bonds, 6.00% (FGIC INS), 5/1/2011	AAA/Aaa		1,353,421
1,500,000	Saginaw, MI, Hospital Finance Authority, Refunding Revenue Bonds (Series 1999E), 5.625% (Covenant Medical Center, Inc.)/(MBIA INS), 7/1/2013	AAA/Aaa		1,617,135
2,000,000	Saline, MI, Area Schools, UT GO Bonds (Series 2000A), 5.75% (Prerefunded and Q-SBLF GTDs), 5/1/2018	AAA/Aaa		2,281,180
1,000,000	Sault Ste Marie, MI, Area Public Schools, UT GO Bonds, 5.375% (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 5.65%), 5/1/2019	AAA/Aaa		1,051,380
675,000	South Lyon, MI, Community School District, UT GO Bonds, Series A, 5.75% (Q-SBLF GTD)/(Original Issue Yield: 5.85%), 5/1/2019	AAA/Aaa		741,380
1,000,000	Utica, MI, Community Schools, UT GO School Building & Site Refunding Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		1,088,680
1,000,000	Warren, MI, Consolidated School District, School Improvement LT GO Bonds, 4.50% (FGIC INS), 5/1/2008	AAA/Aaa		1,078,570
1,000,000	Waverly, MI, Community Schools, School Building and Site UT GO Bonds (Series 2000), 5.75% (FGIC INS), 5/1/2015	AAA/Aaa		1,110,800
1,000,000	Wayne County, MI, Building Authority, LT GO Capital Improvement Bonds, 5.35% (MBIA INS)/(Original Issue Yield: 5.40%), 6/1/2009	AAA/Aaa		1,100,290
1,775,000	West Bloomfield, MI, School District, Refunding UT GO Bonds, 5.50% (MBIA INS), 5/1/2015	AAA/Aaa		1,933,774
1,000,000	West Branch Rose City, MI, Area School District, UT GO Bonds, 5.50% (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 5.60%), 5/1/2017	AAA/Aaa		1,079,970
600,000	West Ottawa, MI, Public School District, UT GO Bonds (Series 2002A), 4.00% (Q-SBLF GTD), 5/1/2006	AAA/Aaa		633,504
800,000	West Ottawa, MI, Public School District, UT GO Bonds (Series 2002A), 4.00% (Q-SBLF GTD), 5/1/2007	AAA/Aaa		847,088
1,000,000	Western Michigan University, Revenue Refunding Bonds, 5.00% (MBIA INS), 11/15/2009	AAA/Aaa		1,106,130
1,025,000	Whitehall, MI, District Schools, UT GO Bonds, 5.50% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		1,114,237
1,710,000	Woodhaven-Brownstown, MI, School District, UT GO Bonds, 5.375% (Q-SBLF GTD), 5/1/2016	AAA/Aaa		1,843,722

	TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $137,666,961)			144,154,635

Principal Amount		Credit Rating	[1]	Value
	SHORT-TERM MUNICIPALS--1.1%
	Puerto Rico--1.1%
$1,600,000	Puerto Rico Government Development Bank, Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (at amortized cost)	A-1/VMIG1		$1,600,000

	TOTAL INVESTMENTS--98.5% (IDENTIFIED COST $139,266,961)[2]			145,754,635

	OTHER ASSETS AND LIABILITIES - NET--1.5%			2,204,692

	TOTAL NET ASSETS--100%			$147,959,327

Securities that are subject to the federal alternative minimum tax (AMT) represent 7.6% of the fund's portfolio as calculated based upon total portfolio market value (unaudited).

1 Please refer to the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $139,262,205.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
EDC	--Economic Development Commission
FGIC	--Financial Guaranty Insurance Company
FSA	-- Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
INS	--Insured
LIQ	--Liquidity Agreement
LO	--Limited Obligation
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Insurance Association
PCA	--Pollution Control Authority
PCR	--Pollution Control Revenue
Q-SBLF	--Qualified State Bond Loan Fund
SFM	--Single Family Mortgage
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $139,266,961)		$145,754,635
Cash		57,511
Income receivable		2,276,513
Receivable for shares sold		367,271

TOTAL ASSETS		148,455,930

Liabilities:
Payable for shares redeemed	$200,646
Income distribution payable	277,485
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	2,662
Payable for portfolio accounting fees (Note 6)	6,052
Payable for shareholder services fee (Note 6)	8,772
Accrued expenses	986

TOTAL LIABILITIES		496,603

Net assets for 13,249,545 shares outstanding		$147,959,327

Net Assets Consist of:
Paid in capital		$142,368,783
Net unrealized appreciation of investments		6,487,674
Accumulated net realized loss on investments and swap contracts		(897,105)
Distributions in excess of net investment income		(25)

TOTAL NET ASSETS		$147,959,327

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($147,959,327 ÷ 13,249,545 shares outstanding)		$11.17

Offering price per share (100/97.00 of $11.17)[1]		$11.52

Redemption proceeds per share		$11.17

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$6,493,434

Expenses:
Investment adviser fee (Note 6)		$581,586
Administrative personnel and services fee (Note 6)		125,000
Custodian fees		7,864
Transfer and dividend disbursing agent fees and expenses (Note 6)		50,767
Directors'/Trustees' fees		2,627
Auditing fees		10,531
Legal fees		5,320
Portfolio accounting fees (Note 6)		55,802
Shareholder services fee (Note 6)		363,491
Share registration costs		30,789
Printing and postage		17,094
Insurance premiums		1,544
Miscellaneous		1,166

TOTAL EXPENSES		1,253,581

Waivers (Note 6):
Waiver of investment adviser fee	$(252,339)
Waiver of shareholder services fee	(261,714)
Waiver of transfer and dividend disbursing agent fees and expenses	(5,421)

TOTAL WAIVERS		(519,474)

Net expenses			734,107

Net investment income			5,759,327

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized gain on investments			251,593
Net realized gain on swap contracts			56,000
Net change in unrealized appreciation of investments			(1,352,960)

Net realized and unrealized loss on investments and swap contracts			(1,045,367)

Change in net assets resulting from operations			$4,713,960

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,759,327	$5,364,375
Net realized gain on investments and swap contracts	307,593	229,376
Net change in unrealized appreciation/depreciation of investments and swap contracts	(1,352,960)	1,933,706

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,713,960	7,527,457

Distributions to Shareholders:
Distributions from net investment income	(5,757,724)	(5,361,663)

Share Transactions:
Proceeds from sale of shares	59,592,314	85,623,932
Net asset value of shares issued to shareholders in payment of distributions declared	2,214,944	1,655,704
Cost of shares redeemed	(47,522,583)	(61,770,190)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,284,675	25,509,446

Change in net assets	13,240,911	27,675,240

Net Assets:
Beginning of period	134,718,416	107,043,176

End of period (including distributions in excess of net investment income of $(25) and $(97), respectively)	$147,959,327	$134,718,416

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2003, the Fund had a net realized gain on swap contracts of $56,000.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2003, the Fund had no open swap contracts.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/1/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$18,306	$18,306	$2,809	$15,037	$(17,846)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Year Ended August 31	2003	2002
Shares sold	5,255,610	7,806,745
Shares issued to shareholders in payment of distributions declared	195,608	150,961
Shares redeemed	(4,210,355)	(5,624,802)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,240,863	2,332,904

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities.

For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(1,531)	$1,531

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003 and 2002 was as follows:

	2003	2002
Tax-exempt income	$5,757,724	$5,361,663

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$277,460

Unrealized appreciation	6,492,430

Capital loss carryforward	901,863

At August 31, 2003, the cost of investments for federal tax purposes was $139,262,205. The net unrealized appreciation of investments for federal tax purposes was $6,492,430. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,719,166 and net unrealized depreciation from investments for those securities having an excess of cost over value of $226,736.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003 the Fund had a capital loss carryforward of $901,863 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$ 95,081

2008	804,301

2009	2,481

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $56,500,000 and $56,900,000 respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003, were as follows:

Purchases	$36,622,952

Sales	$20,443,181

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 45.6% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 15.4% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Michigan Intermediate Municipal Trust (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http//www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923302

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01106-03 (10/03)

Federated Investors
World-Class Investment Manager

Federated New York Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$10.59	$10.80	$10.29	$10.36	$11.00
Income From Investment Operations:
Net investment income	0.44	0.49 [1]	0.52	0.53	0.53
Net realized and unrealized gain (loss) on investments and swap contracts	(0.15)	(0.20)[1]	0.51	(0.07)	(0.64)

TOTAL FROM INVESTMENT OPERATIONS	0.29	0.29	1.03	0.46	(0.11)

Less Distributions:
Distributions from net investment income	(0.44)	(0.50)	(0.52)	(0.53)	(0.53)

Net Asset Value, End of Period	$10.44	$10.59	$10.80	$10.29	$10.36

Total Return[2]	2.81%	2.79%	10.29%	4.64%	(1.11)%

Ratios to Average Net Assets:

Expenses	0.76%	0.91%	0.91%	0.84%	0.70%

Net investment income	4.19%	4.72%[1]	4.97%	5.23%	4.89%

Expense waiver/reimbursement[3]	1.16%	1.10%	1.39%	1.42%	1.51%

Supplemental Data:

Net assets, end of period (000 omitted)	$26,673	$23,466	$23,011	$21,392	$24,347

Portfolio turnover	8%	35%	40%	31%	24%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Period Ended 8/31/2003 [1]
Net Asset Value, Beginning of Period	$10.65
Income From Investment Operations:
Net investment income	0.36
Net realized and unrealized loss on investments and swap contracts	(0.21)

TOTAL FROM INVESTMENT OPERATIONS	0.15

Less Distributions:
Distributions from net investment income	(0.36)

Net Asset Value, End of Period	$10.44

Total Return[2]	1.42%

Ratios to Average Net Assets:

Expenses	1.51%[3]

Net investment income	3.36%[3]

Expense waiver/reimbursement[4]	0.91%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$19,000

Portfolio turnover	8%

1 Reflects operations for the period from September 5, 2002 (date of initial public investment) to August 31, 2003.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET ENVIRONMENT

An elevated level of market volatility existed during the reporting period that was driven by conflicting economic reports and continuing geopolitical risk. The Federal Reserve Board (the "Fed") reduced the federal funds target rate by 25 basis points to a 45-year low on June 25, 2003. Labor market weakness continued to be a major concern. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle began to provide a stimulus to the U.S. economy. The bond market rallied after the May 2003 Fed meeting with the ten-year Treasury bond yield declining by approximately 80 basis points to a cycle low of 3.11%. The Fed's apparent concerns about deflation and the potential for additional reductions in the federal funds target rate, combined with the possibility of non-traditional Federal Open Market Committee (FOMC) intervention (buying of notes and bonds in the open market), drove interest rates to unsustainable lows. After the June 2003 Fed meeting it became apparent that U.S. economic growth was picking up momentum and the possibility of FOMC non-traditional intervention was overstated. The ten-year Treasury bond yield then rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possibly the end of the Fed's easing cycle. Municipal bond yields moved in sympathy with the treasury market. The yields on five-, ten- and thirty-year maturity municipal bonds, as represented by Municipal Market Data, AAA yields, increased by 8 basis points, 38 basis points and 20 basis points, respectively, over the reporting period. Credit downgrades and negative outlooks continued by the major credit rating agencies as municipal credit quality continued to be under pressure. Municipal governments continued the process of balancing reduced tax revenues with spending needs. In the fiscal year during the reporting period, 30 states have missed their revenue targets which has led to additional spread widening among general obligation debt issuers.

The New York Market

During the reporting period, due to the high tax rate on unearned income and the large concentration of wealth within the state, the demand for New York exempt bonds remains strong. New York State was late in passing the coming fiscal year's budget due to a political struggle over taxes and spending priorities between the governor and the state legislature. The state legislature ended up overriding the Governor's veto and reinstalling a number of spending items.

Performance

Attributes of the portfolio that contributed positive incremental return during the reporting period included positioning in higher credit quality (A or better) securities and sector selection. The portfolio's overweight position in Healthcare and underweight position in general obligation debt added positive incremental return during the reporting period. The portfolio attributes that contributed to relative underperformance were yield curve positioning and duration. The Fund's duration was shorter than the peer group and had a negative impact as interest rates, in general, declined during the reporting period.

Strategy

During the reporting period, investment strategy integrated management's views on both the interest rate and credit cycle. Income was the primary driver of total return. Strategy focused on making selective purchases of lower investment grade (BBB, A) credits. Credit spreads were enough to provide attractive potential returns. Revenue bonds with dedicated revenue streams were emphasized while exposure to general obligation and insured municipal debt was reduced. Premium coupons were being emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide. The fund maintained a neutral duration1 target relative to its benchmark.

1 Duration is the measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Past performance is no guarantee of future results.

Income may be subject to the federal alternative minimum tax.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

GROWTH OF $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated New York Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA).3,4

Average Annual Total Return[5] for the Period Ended 8/31/2003
1 Year	(1.83)%
5 Years	2.86%
10 Years	4.31%
Start of Performance (12/2/1992)	5.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LNYMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges.

GROWTH OF $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated New York Municipal Income Fund (Class B Shares) (the "Fund") from September 5, 2002 (start of performance) to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper New York Municipal Debt Funds Average (LNYMDFA).3,4

Average Annual Total Return[5] for the Period Ended 8/31/2003
Start of Performance (cumulative) (9/5/2002)	(3.97)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LNYMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index. The ending value of the Fund reflects the maximum contingent deferred sales charge of 5.50% on any redemption less than one year from the purchase date.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.

3 The LNYMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LNYMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--97.5%
		New York--91.2%
$500,000		Albany, NY IDA, Civic Facility Revenue Bonds (Series A), 5.75% (Albany Law School)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.83%), 10/1/2030	AA/NR		$520,465
500,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2000B), 5.75% (UBF Faculty-Student Housing Corp.)/(AMBAC INS)/(Original Issue Yield: 5.82%), 8/1/2025	AAA/Aaa		537,805
785,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	NR/Baa1		772,228
500,000		East Rochester, NY Housing Authority, Revenue Bonds (Series 2002A), 5.375% (Rochester St. Mary's Residence Facility, LLC)/(GNMA GTD), 12/20/2022	AAA/NR		513,565
750,000		Erie County, NY, Public Improvement UT GO Bonds (Series 2003A), 5.25% (FGIC INS), 3/15/2020	NR/Aaa		782,295
500,000		Essex County, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 5.80% (International Paper Co.), 12/1/2019	BBB/Baa2		500,695
1,000,000		Long Island Power Authority, Electric System General Revenue Bonds (Series 2003B), 5.25%, 12/1/2014	A/Baa1		1,056,090
750,000		Long Island Power Authority, Electric System Revenue Bonds (Series A), 5.50% (FSA INS), 12/1/2012	AAA/Aaa		852,172
500,000		Madison County, NY IDA, Civic Facility Revenue Bonds (Series 2003A), 5.00% (Colgate University), 7/1/2023	AA-/Aa3		500,160
750,000		Metropolitan Transportation Authority, NY, Refunding Revenue Bonds (Series 2002A), 5.50%,(AMBAC INS), 11/15/2018	AAA/NR		810,990
500,000		Monroe County, NY IDA, Civic Center Revenue Bonds, 5.25% (St. John Fisher College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.25%), 6/1/2026	AA/NR		501,660
500,000		Monroe County, NY IDA, Civic Facility Revenue Bond, 5.25% (Nazareth College)/(MBIA INS), 10/1/2021	NR/Aaa		517,700
230,000		Nassau County, NY IDA, Civic Facility Refunding Revenue Bonds (Series 2001B), 5.875% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.92%), 11/1/2011	NR/A3		245,366
305,000		Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra University), 1/1/2012	A/Baa1		333,664
330,000		Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra University), 1/1/2013	A/Baa1		361,013
500,000		Nassau County, NY Interim Finance Authority, Sales Tax Secured Bonds (Series 2003A), 5.00% (AMBAC INS), 11/15/2019	AAA/Aaa		513,860
625,000		New York City, NY Health and Hospitals Corp., Health System Revenue Bonds (Series 2002A), 5.50% (FSA INS), 2/15/2019	AAA/Aaa		668,337
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--continued
$440,000		New York City, NY Health and Hospitals Corp., Health System Revenue Bonds (Series 2003A), 5.00% (AMBAC INS), 2/15/2011	AAA/Aaa		$473,810
500,000		New York City, NY IDA, (Series 1995) Civic Facility Revenue Bonds, 6.30% (College of New Rochelle)/(Original Issue Yield: 6.45%), 9/1/2015	NR/Baa2		520,000
250,000		New York City, NY IDA, Civic Facilities Revenue Bonds, 5.375% (New York University)/(AMBAC INS), 7/1/2017	AAA/Aaa		268,137
400,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2001A), 6.375% (Staten Island University Hospital), 7/1/2031	NR/Baa3		414,432
300,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002A), 5.375% (Lycee Francais de New York Project)/(American Capital Access INS)/(Original Issue Yield: 5.43%), 6/1/2023	A/NR		298,890
200,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2002C), 6.45% (Staten Island University Hospital), 7/1/2032	NR/Baa3		209,782
1,000,000		New York City, NY IDA, Civic Facility Revenue Bonds (Series 2003), 5.00% (Roundabout Theatre Co., Inc.)/ (American Capital Access INS), 10/1/2023	A/NR		983,160
350,000		New York City, NY IDA, Civic Facility Revenue Bonds, 7.00% (Mt. St. Vincent College, NY), 5/1/2008	NR		359,803
500,000		New York City, NY IDA, Special Airport Facility Revenue Bonds (Series 2001A), 5.50% (Airis JFK I LLC Project at JFK International)/(Original Issue Yield: 5.65%), 7/1/2028	BBB-/Baa3		462,370
500,000		New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British Airways), 12/1/2032	BB+/Ba2		328,665
500,000		New York City, NY Municipal Water Finance Authority, Crossover Refunding Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.14%), 6/15/2026	AA/Aa2		494,930
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Bonds (Series 2003), 5.25% (AMBAC INS), 8/1/2022	AAA/Aaa		515,605
500,000		New York City, NY Transitional Finance Authority, Future Tax Secured Revenue Bonds (Series 2001C), 5.375%, 2/1/2015	AA+/Aa2		538,630
500,000		New York City, NY, GO UT Bonds, 7.25% (Original Issue Yield: 7.55%), 8/15/2004 (@101)	A/Aaa		534,795
515,000		New York City, NY, UT GO Bonds (Series 2002C), 5.50%, 3/15/2015	A/A2		539,092
500,000		New York State Dormitory Authority, Court Facilities Lease Revenue Bonds (Series 2003A), 5.375% (New York City, NY), 5/15/2023	A/A3		508,660
500,000		New York State Dormitory Authority, Education Facilities Revenue Bonds (Series 2002A), 5.125% (State University of New York)/ (FGIC INS), 5/15/2021	AAA/Aaa		554,710
500,000		New York State Dormitory Authority, FHA-INS Mortgage Hospital Revenue Bonds (Series 2003), 5.00% (Lutheran Medical Center)/(MBIA INS), 8/1/2016	AAA/Aaa		520,765
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--continued
$500,000		New York State Dormitory Authority, FHA-INS Mortgage Nursing Home Revenue Bonds (Series 2001), 6.10% (Norwegian Christian Home and Health Center)/(FHA and MBIA INS), 8/1/2041	AAA/Aaa		$531,705
1,000,000		New York State Dormitory Authority, Insured Revenue Bonds (Series 1999), 6.00% (Pratt Institute)/(Radian Asset Assurance INS), 7/1/2020	AA/NR		1,122,210
750,000		New York State Dormitory Authority, Revenue Bonds (2003 Series 1), 5.00% (Memorial Sloan-Kettering Cancer Center)/ (MBIA INS), 7/1/2022	AAA/Aaa		754,875
500,000		New York State Dormitory Authority, Revenue Bonds (Series 1993A), 5.75% (City University of New York)/ (FSA INS)/(Original Issue Yield: 6.05%), 7/1/2018	AAA/Aaa		566,805
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2000B), 6.25% (Mt. Sinai NYU Health Obligated Group), 7/1/2022	BB/Ba1		253,713
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2001A), 5.00% (NYSARC, Inc.)/(FSA INS), 7/1/2013	AAA/Aaa		804,788
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2002), 5.00% (Fordham University)/(FGIC INS), 7/1/2022	AAA/Aaa		504,770
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2002D), 5.00% (School Districts Financing Program)/(MBIA INS), 10/1/2012	AAA/Aaa		541,215
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.00% (Kateri Residence)/(Allied Irish Banks PLC LOC), 7/1/2022	NR/Aa3		731,625
250,000		New York State Dormitory Authority, Revenue Bonds (Series 2003), 5.375% (North Shore-Long Island Jewish Obligated Group)/(Original Issue Yield: 5.48%), 5/1/2023	NR/A3		251,950
500,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Brooklyn Law School)/(Radian Asset Assurance INS), 7/1/2018	AA/NR		526,155
750,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Winthrop-University Hospital Association)/(Original Issue Yield: 5.70%), 7/1/2023	NR/Baa1		754,755
900,000		New York State Dormitory Authority, Revenue Bonds (Series A), 6.50% (University of Rochester, NY)/(Original Issue Yield: 6.582%), 7/1/2019	A+/A1		959,040
250,000		New York State Dormitory Authority, Revenue Bonds, 5.00% (Manhattan College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.30%), 7/1/2020	AA/NR		252,015
500,000		New York State Dormitory Authority, Revenue Bonds, 5.25% (Cansius College)/(MBIA INS)/(Original Issue Yield: 5.28%), 7/1/2030	AAA/Aaa		507,200
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--continued
$500,000		New York State Dormitory Authority, Revenue Bonds, 6.25% (Nyack Hospital)/(Original Issue Yield: 6.50%), 7/1/2013	NR/Ba3		$449,915
400,000		New York State Environmental Facilities Corp. State Clean Water and Drinking Water, Revenue Bonds (Series 2002B), 5.00% (Original Issue Yield: 5.07%), 6/15/2022	AAA/Aaa		404,652
300,000		New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds (Series 2002A), 4.00% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2004	BBB/NR		301,791
500,000		New York State Environmental Facilities Corp., Solid Waste Disposal Revenue Bonds, 6.10% (Occidental Petroleum Corp.)/(Original Issue Yield: 6.214%), 11/1/2030	BBB+/Baa2		500,860
500,000		New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds Revenue Bonds, 5.00%, 6/15/2014	AAA/Aaa		534,515
500,000		New York State Environmental Facilities Corp., State Personal Income Tax Revenue Bonds (Series 2002A), 5.25% (FGIC INS), 1/1/2021	AAA/Aaa		518,075
900,000		New York State Environmental Facilities Corp., Water Facilities Revenue Refunding Bonds (Series A), 6.30% (Spring Valley Water Co., NY)/(AMBAC INS), 8/1/2024	AAA/Aaa		954,648
5,000		New York State HFA, Revenue Bond, 6.375%, 9/15/2015	AA-/A3		5,479
110,000		New York State HFA, Revenue Bond, 6.375%, 9/15/2015	AA-/A3		123,134
500,000		New York State HFA, State Personal Income Tax Revenue Bonds (Series 2003A), 5.25%, 3/15/2021	AA/NR		513,395
1,000,000		New York State Medical Care Facilities Finance Agency, FHA-Mortgage Revenue Bonds (Series A), 6.50% (Lockport Memorial Hospital, NY)/(FHA GTD), 2/15/2035	AA/Aa2		1,074,880
1,000,000		New York State Medical Care Facilities Finance Agency, Revenue Bonds (Series B), 6.60% (FHA GTD)/(Original Issue Yield: 6.625%), 8/15/2034	AA/Aa2		1,064,280
500,000		New York State Power Authority, Revenue Bonds (Series 2002A), 5.00%, 11/15/2021	AA-/Aa2		506,780
500,000		New York State Thruway Authority, Highway & Bridge Trust Fund (Series A), 5.25% (MBIA INS), 4/1/2014	AAA/Aaa		543,330
500,000		New York State Thruway Authority, Highway & Bridge Trust Fund Revenue Bonds (Series 2002B), 5.00% (AMBAC INS), 4/1/2022	AAA/Aaa		504,670
500,000		New York State Urban Development Corp., Correctional & Youth Facilities Service Contract Revenue Bonds (Series 2002A), 5.50% TOBs (Empire State Development Corp.), Mandatory Tender 1/1/2011	AA-/NR		548,095
500,000		New York State Urban Development Corp., State Personal Income Tax Revenue Bonds (Series A-1), 5.00%, 12/15/2013	AA/A3		537,670
500,000		Niagara County, NY IDA, Solid Waste Disposal Facility Revenue Refunding Bonds (Series 2001D), 5.55% TOBs (American Ref-Fuel Co. of Niagara, L.P. Facility) 11/15/2015	BBB/Baa1		513,925
400,000	[2]	Niagara Falls, NY City School District, COP (Series 1998), 5.375% (Original Issue Yield: 5.42%), 6/15/2028	BBB-/Baa3		389,968
500,000		Port Authority of New York and New Jersey, Revenue Bonds (Series 96), 6.60% (FGIC INS)/(Original Issue Yield: 6.65%), 10/1/2023	AAA/Aaa		530,715
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		New York--continued
$500,000		Suffolk County, NY IDA, IDRBs (Series 1998), 5.50% (Nissequogue Cogen Partners Facility)/(Original Issue Yield: 5.528%), 1/1/2023	NR		$448,140
500,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds (Series 2003A-1), 5.50% (New York State), 6/1/2019	AA-/NR		514,985
440,000		Tompkins County, NY IDA, Continuing Care Retirement Community Revenue Bonds (Series 2003A), 5.375% (Kendal at Ithaca, Inc.)/(Original Issue Yield: 5.50%), 7/1/2018	BBB/NR		438,852
1,000,000		Triborough Bridge & Tunnel Authority, NY, General Purpose Revenue Bonds (Series 2001A), 5.00% (Original Issue Yield: 5.09%), 1/1/2032	AA-/Aa3		975,510
500,000		Westchester County, NY IDA, Civic Facility Revenue Bonds (Series 2001), 5.20% (Windward School)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.21%), 10/1/2021	AA/NR		506,730
175,000		Westchester County, NY IDA, Continuing Care Retirement Mortgage Revenue Bonds (Series 2003A), 6.375% (Kendal on Hudson)/(Original Issue Yield: 6.55%), 1/1/2024	NR		173,604
500,000		Yonkers, NY IDA, Civic Facility Revenue Bonds (Series 2001B), 7.125% (St. John's Riverside Hospital), 7/1/2031	BB/NR		499,210

		TOTAL			41,654,930

		Puerto Rico--6.3%
500,000	[2]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.4276% (FSA INS), 7/1/2015	AAA/NR		628,710
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331A), 9.72274% (AMBAC INS), 1/1/2010	NR		1,250,590
500,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	A/Baa1		484,525
500,000		Puerto Rico Public Building Authority, Government Facilities Revenue Bonds (Series 2002D), 5.25% (Original Issue Yield: 5.40%), 7/1/2027	A-/Baa1		500,770

		TOTAL			2,864,595

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $44,419,873)			44,519,525

Principal Amount			Credit Rating	[1]	Value
		SHORT-TERM MUNICIPALS--2.0%
		Puerto Rico--2.0%
$900,000		Puerto Rico Government Development Bank, Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (at amortized cost)	A-1/VMIG1		$900,000

		TOTAL INVESTMENTS--99.5% (IDENTIFIED COST $45,319,873)[3]			45,419,525

		OTHER ASSETS AND LIABILITIES -- NET--0.5%			252,726

		TOTAL NET ASSETS--100%			$45,672,251

Securities subject to the federal alternative minimum tax (AMT) represent 8.9% of the fund's portfolio based upon total portfolio market value (unaudited).

1 Please refer to the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At August 31, 2003, these securities amounted to $2,269,268 which represents 5.0% of net assets. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees.

3 The cost of investments for federal tax purposes amounts to $45,317,422.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COP	--Certificate of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
MBIA	--Municipal Bond Insurance Association
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $45,319,873)		$45,419,525
Cash		33,483
Income receivable		512,524
Net receivable for swap contracts		67,972
Receivable for shares sold		190,928
Prepaid expenses		2,025

TOTAL ASSETS		46,226,457

Liabilities:
Payable for investments purchased	$434,631
Payable for shares redeemed	11,950
Income distribution payable	74,815
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	4,818
Payable for portfolio accounting fees (Note 6)	6,704
Payable for distribution services fee (Note 6)	11,760
Payable for shareholder services fee (Note 6)	9,528

TOTAL LIABILITIES		554,206

Net assets for 4,375,936 shares outstanding		$45,672,251

Net Assets Consist of:
Paid in capital		$46,724,199
Net unrealized appreciation of investments and swap contracts		167,624
Accumulated net realized loss on investments		(1,219,541)
Distributions in excess of net investment income		(31)

TOTAL NET ASSETS		$45,672,251

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($26,672,746 ÷ 2,555,604 shares outstanding)		$10.44

Offering price per share (100/95.50 of $10.44)[1]		$10.93

Redemption proceeds per share		$10.44

Class B Shares:
Net asset value per share ($18,999,505 ÷ 1,820,332 shares outstanding)		$10.44

Offering price per share		$10.44

Redemption proceeds per share (94.50/100 of $10.44)[1]		$ 9.87

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$1,703,366

Expenses:
Investment adviser fee (Note 6)		$138,241
Administrative personnel and services fee (Note 6)		155,000
Custodian fees		2,510
Transfer and dividend disbursing agent fees and expenses (Note 6)		39,886
Directors'/Trustees' fees		1,892
Auditing fees		15,473
Legal fees		6,468
Portfolio accounting fees (Note 6)		63,390
Distribution services fee--Class A Shares (Note 6)		61,767
Distribution services fee--Class B Shares (Note 6)		73,900
Shareholder services fee--Class A Shares (Note 6)		61,767
Shareholder services fee--Class B Shares (Note 6)		24,633
Share registration costs		41,839
Printing and postage		23,959
Insurance premiums		1,378
Miscellaneous		1,051

TOTAL EXPENSES		713,154

Waivers and Reimbursement (Note 6):
Waiver of investment adviser fee	$(138,241)
Waiver of transfer and dividend disbursing agent fees and expenses	(576)
Waiver of distribution services fee--Class A Shares	(61,767)
Reimbursement of other operating expenses	(175,585)

TOTAL WAIVERS AND REIMBURSEMENT		(376,169)

Net expenses			336,985

Net investment income			1,366,381

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized loss on investments			(345,918)
Net change in unrealized appreciation of investments			(496,370)
Net change in unrealized appreciation on swap contracts			67,972

Net realized and unrealized loss on investments and swap contracts			(774,316)

Change in net assets resulting from operations			$592,065

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,366,381	$1,095,748
Net realized gain (loss) on investments	(345,918)	120,491
Net change in unrealized appreciation/depreciation of investments and swap contracts	(428,398)	(576,417)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	592,065	639,822

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,035,187)	(1,095,385)
Class B Shares	(330,748)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,365,935)	(1,095,385)

Share Transactions:
Proceeds from sale of shares	31,038,243	6,645,274
Net asset value of shares issued to shareholders in payment of distributions declared	604,599	373,506
Cost of shares redeemed	(8,662,912)	(6,108,276)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	22,979,930	910,504

Change in net assets	22,206,060	454,941

Net Assets:
Beginning of period	23,466,191	23,011,250

End of period (including distributions in excess of net investment income of $(31) and $(33), respectively)	$45,672,251	$23,466,191

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of New York and New York municipalities. Effective September 5, 2002, the Fund added Class B Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair values as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2003, the Fund had no realized gains or losses on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2003, the Fund had the following open swap contract:

Expiration	Notional Principal Amount	Swap Contract Fixed Rate	Current Market Fixed Rate	Unrealized Appreciation
7/1/2014	$3,000,000	3.91% Fixed	3.98%	$67,972

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations.

The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/1/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)
Increase (Decrease)	$1,612	$1,612	$396	$(396)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Year Ended August 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,017,750	$10,815,492	634,392	$6,645,274
Shares issued to shareholders in payment of distributions declared	36,996	391,735	35,641	373,506
Shares redeemed	(716,057)	(7,607,396)	(583,124)	(6,108,276)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	338,689	$3,599,831	86,909	$910,504

	Period Ended 8/31/2003[1]		Year Ended 8/31/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,899,717	$20,222,751	--	--
Shares issued to shareholders in payment of distributions declared	20,138	212,864	--	--
Shares redeemed	(99,523)	(1,055,516)	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,820,332	$19,380,099	--	--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,159,021	$22,979,930	86,909	$910,504

1 Reflects operations for the period from September 5, 2002 (date of initial public investment) to August 31, 2003.

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities.

For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$(444)	$444

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003 and 2002 was as follows:

	2003	2002
Tax-exempt income	$1,365,935	$1,095,385

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 74,784

Unrealized appreciation	$ 170,075

Capital loss carryforward	$1,221,992

At August 31, 2003, the cost of investments for federal tax purposes was $45,317,422. The net unrealized appreciation of investments for federal tax purposes was $102,103. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $956,959 and net unrealized depreciation from investments for those securities having an excess of cost over value of $854,856.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003, the Fund had a capital loss carryforward of $1,221,992, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$561,294

2008	$288,795

2011	$371,903

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class B Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule, annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A	0.25%
Class B	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at anytime at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $31,553,810 and $24,700,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003, were as follows:

Purchases	$24,714,572

Sales	$2,336,850

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 47.8% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11.1% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED NEW YORK MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated New York Municipal Income Fund (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated New York Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923401
Cusip 313923880

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28992 (10/03)

Federated Investors
World-Class Investment Manager

Federated North Carolina Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended August 31,				Three Months Ended	Year Ended
	2003	2002	2001	2000	8/31/1999 [1,2]	5/31/1999
Net Asset Value, Beginning of Period	$11.07	$10.99	$10.45	$10.44	$10.72	$10.89
Income from Investment Operations:
Net investment income	0.48	0.50 [3]	0.50	0.49	0.11	0.47
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	(0.15)	0.08 [3]	0.54	0.02	(0.28)	(0.07)

TOTAL FROM INVESTMENT OPERATIONS	0.33	0.58	1.04	0.51	(0.17)	0.40

Less Distributions:
Distributions from net investment income	(0.48)	(0.50)	(0.50)	(0.49)	(0.11)	(0.47)
Distributions from net realized gain on investments and futures contracts	--	--	--	(0.01)	--	(0.10)

TOTAL DISTRIBUTIONS	(0.48)	(0.50)	(0.50)	(0.50)	(0.11)	(0.57)

Net Asset Value, End of Period	$10.92	$11.07	$10.99	$10.45	$10.44	$10.72

Total Return[4]	2.93%	5.48%	10.23%	5.14%	(1.56)%	3.65%

Ratios to Average Net Assets:

Expenses	0.79%	0.79%	0.79%	0.79%	0.64%[5]	0.52%

Net investment income	4.22%	4.62%[3]	4.71%	4.77%	4.27%[5]	4.28%

Expense waiver/reimbursement[6]	0.49%	0.61%	0.68%	0.79%	1.22%[5]	0.75%

Supplemental Data:

Net assets, end of period (000 omitted)	$82,430	$55,261	$47,235	$41,449	$41,182	$40,177

Portfolio turnover	16%	21%	28%	66%	40%	18%

1 On July 23, 1999, the CCB North Carolina Municipal Securities Fund was reorganized as a portfolio of Federated Municipal Securities Income Trust and was renamed Federated North Carolina Municipal Income Fund. In addition, the Fund changed its fiscal year end from May 31 to August 31.

2 Beginning with the three months ended August 31, 1999, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

3 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share or net realized and unrealized gain (loss) on investments per share, but increased the ratio of net investment income to average net assets from 4.61% to 4.62%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET ENVIRONMENT

An elevated level of market volatility existed during the reporting period that was driven by conflicting economic reports and continuing geopolitical risk. The Federal Reserve Board (the "Fed") reduced the federal funds target rate by 25 basis points to a 45-year low on June 25, 2003. Labor market weakness continued to be a major concern. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle began to provide a stimulus to the U.S. economy. The bond market rallied after the May 2003 Fed meeting with the ten-year Treasury bond yield declining by approximately 80 basis points to a cycle low of 3.11%. The Fed's apparent concerns about deflation and the potential for additional reductions in the federal funds target rate, combined with the possibility of non-traditional Federal Open Market Committee (FOMC) intervention (buying of notes and bonds in the open market), drove interest rates to unsustainable lows. After the June 2003 Fed meeting it became apparent that U.S. economic growth was picking up momentum and the possibility of FOMC non-traditional intervention was overstated. The ten-year Treasury bond yield then rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possibly the end of the Fed's easing cycle. Municipal bond yields moved in sympathy with the treasury market. The yields on five-, ten-and thirty-year maturity municipal bonds, as represented by Municipal Market Data AAA yields, increased by 8 basis points, 38 basis points and 20 basis points, respectively, over the reporting period. Credit downgrades and negative outlooks continued by the major credit rating agencies as municipal credit quality continued to be under pressure. Municipal governments continued the process of balancing reduced tax revenues with spending needs. In the fiscal year during the reporting period 30 states have missed their revenue targets, which has led to additional spread widening among general obligation debt issuers.

PERFORMANCE

During the reporting period the fund outperformed its peers in the Lipper North Carolina Municipal Fund category. As of August 31, 2003 the Fund's Class A Shares ranked 7/26 funds for the one-year period, 3/24 funds for the five-year period, and 4/12 funds for the ten-year period in the Lipper North Carolina Municipal Fund category, with a 12-month return of 2.93% based on net asset value (NAV) versus 2.43% for the peer group.1 The Fund outpaced its peer average by having a greater percentage in higher rated securities and a neutral portfolio duration.2 The fund's 30-day current net yield, or SEC yield, based on NAV, was 4.14% and 3.95% based on offering price, on August 31, 2003.3 This represented a taxable equivalent yield of 6.96% based on maximum combined state and federal rates for an investor in the 43.25% federal income tax bracket.

Strategy

During the reporting period, investment strategy integrated management's views on both the interest rate and credit cycle. Income was the primary driver of total return. Strategy focused on making selective purchases of lower investment grade (BBB, A) credits.4 Credit spreads were wide enough to provide attractive potential returns. Revenue bonds with dedicated revenue streams were emphasized while exposure to general obligation and insured municipal debt was reduced. Premium coupons were being emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide. The fund maintained a neutral duration target relative to its benchmark.

1 Lipper rankings are based on total return and do not take sales charges into account. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the period, based on offering price (i.e. less any applicable sales charge), for Class A Shares was (1.69%). Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 The 30-day current SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

4 Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Income may be subject to the federal alternative minimum tax.

GROWTH OF $10,000 INVESTMENT1

The graph below illustrates the hypothetical investment of $10,0002 in the Federated North Carolina Municipal Income Fund (the "Fund") from May 31, 1993 to August 31, 2003, compared to the Lehman Brothers Municipal Bond Index (LBMB)3 and the Lipper North Carolina Municipal Debt Funds Average (LNCMDFA).4

Average Annual Total Return[5] for the Period Ended 8/31/2003
1 Year	(1.69)%

5 Years	3.73%
10 Years	4.55%
Start of Performance (7/22/1992)	5.14%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Federated North Carolina Municipal Income Fund is the successor to CCB North Carolina Municipal Securities Fund. The quoted performance data includes performance of the CCB North Carolina Municipal Securities Fund for the period from July 22, 1992 when the CCB North Carolina Municipal Securities Fund first commenced operations, to July 23, 1999, as adjusted to reflect the Fund's expenses.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LNCMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. Indexes are unmanaged and it is not possible to invest directly in an index.

3 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the federal alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

4 The LNCMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total return quoted reflects all applicable sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--97.2%
		North Carolina--89.5%
$1,190,000		Appalachian State University, NC, Parking System Revenue Bonds, 5.625% (FSA INS)/(Original Issue Yield: 5.65%), 7/15/2025	NR/Aaa		$1,258,603
1,000,000		Appalachian State University, NC, Revenue Bonds (Series 2003A), 5.125% (FGIC INS), 5/1/2017	NR/Aaa		1,063,440
980,000		Asheville, NC Housing Authority, Multifamily Housing Revenue Bonds, 5.625% TOBs (Oak Knoll Apartments Project)/ (FNMA GTD) 9/1/2021	AAA/NR		1,004,794
500,000		Broad River, NC Water Authority, Water System Revenue Bonds (Series 2000), 5.375% (MBIA INS)/(Original Issue Yield: 5.55%), 6/1/2026	NR/Aaa		512,270
1,330,000		Cabarrus County, NC, COP (Series 2002), 5.25%, 2/1/2018	AA-/Aa3		1,405,344
500,000		Catawba County, NC, GO UT Bonds, 5.75%, 6/1/2007	AA-/Aa2		525,395
2,000,000		Charlotte, NC Airport, Revenue Bonds (Series B), 5.875% (MBIA INS)/(Original Issue Yield: 5.95%), 7/1/2019	AAA/Aaa		2,105,940
1,000,000		Charlotte, NC Water & Sewer System, Revenue Bonds, 5.125% (Original Issue Yield: 5.28%), 6/1/2026	AAA/Aa1		1,012,730
1,000,000		Charlotte, NC, COP, 5.50% (Charlotte Convention Facilities)/(Original Issue Yield: 5.70%), 12/1/2020	AA+/Aa2		1,062,220
2,000,000		Charlotte, NC, Governmental Facilities Project COP, (Series G), 5.00%, 6/1/2018	AA+/Aa2		2,053,460
1,000,000		Charlotte, NC, Refunding UT GO bonds (Series 2003C), 5.00%, 4/1/2013	AAA/Aaa		1,082,520
1,500,000		Charlotte-Mecklenburg Hospital Authority, NC, Health Care Revenue Bonds (Series 2001A), 5.00% (Carolinas Healthcare System)/(Original Issue Yield: 5.30%), 1/15/2031	AA/Aa3		1,451,055
1,000,000		Columbus County, NC Industrial Facilities & PCFA, Revenue Bonds (Series 1996A), 5.85% (International Paper Co.), 12/1/2020	BBB/Baa2		993,460
1,000,000		Craven County, NC, UT GO Bonds, 5.00% (AMBAC INS), 5/1/2019	AAA/Aaa		1,031,280
1,000,000		Cumberland County, NC, UT GO Bonds, 5.70% (Original Issue Yield: 5.78%), 3/1/2017	AA-/Aa3		1,098,850
500,000		Dare County, NC, COP (Series 2002), 5.00% (AMBAC INS), 6/1/2023	AAA/Aaa		503,830
1,000,000		Durham County, NC, Multifamily Housing Revenue Bonds, 5.65% TOBs (Alston Village Apartments)/(FNMA GTD) 3/1/2022	AAA/NR		1,025,160
1,000,000		Durham, NC Enterprise System, Revenue Bonds, 5.00% (MBIA INS), 6/1/2023	AAA/Aaa		1,007,990
710,000		Durham, NC Water & Sewer Utility System, Revenue Bonds (Series 2001), 5.00% (Original Issue Yield: 5.16%), 6/1/2021	AA/Aa3		720,252
500,000		Durham, NC, Public Improvement UT GO Bonds, 5.00%, 6/1/2022	AAA/Aaa		507,935
1,000,000		Fayetteville, NC Public Works Commission, Revenue Bonds (Series 1999), 5.70% (FSA INS)/(Original Issue Yield: 5.79%), 3/1/2019	AAA/Aaa		1,143,080
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		North Carolina--continued
$1,000,000		Forsyth County, NC, COP, 5.375%, 10/1/2022	AA+/Aa1		$1,045,970
900,000		Gastonia, NC Combined Utilities System, Water & Sewer Revenue Bonds, 5.625% (MBIA INS)/(Original Issue Yield: 5.85%), 5/1/2019	AAA/Aaa		975,960
500,000		Greensboro, NC Enterprise System, Water and Sewer System Revenue Bonds (Series A), 5.125% (Original Issue Yield: 5.24%), 6/1/2020	AA+/Aa3		513,520
750,000		Harnett County, NC, COP, 5.50% (FSA INS), 12/1/2015	AAA/Aaa		819,525
1,000,000		Haywood County, NC Industrial Facilities & PCFA, Revenue Refunding Bonds, 6.40% (Champion International Corp.)/(Original Issue Yield: 6.42%), 11/1/2024	NR/Baa2		1,021,550
1,000,000		High Point, NC, Public Improvement UT GO Bonds (Series 2000B), 5.50% (Original Issue Yield: 5.67%), 6/1/2018	AA/Aa3		1,083,350
1,500,000		Martin County, NC IFA, (Series 1995) Solid Waste Disposal Revenue Bonds, 6.00% (Weyerhaeuser Co.), 11/1/2025	BBB/Baa2		1,448,205
1,000,000		New Hanover County, NC, COP, 5.00% (AMBAC INS), 3/1/2018	AAA/Aaa		1,040,220
750,000		New Hanover County, NC, COP, 5.00% (AMBAC INS), 3/1/2020	AAA/Aaa		768,173
1,000,000		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds (Series 2003A), 5.25% (Johnson & Wales University)/(XL Capital Assurance Inc. INS), 4/1/2021	AAA/Aaa		1,034,600
500,000		North Carolina Eastern Municipal Power Agency, Power Supply Revenue Refunding Bonds (Series D), 5.125% (Original Issue Yield: 5.33%), 1/1/2026	BBB/Baa3		468,690
500,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	BBB/Baa3		504,530
500,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds (Series 1999D), 6.70%, 1/1/2019	BBB/Baa3		538,995
990,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 5-A), 5.55%, 1/1/2019	AA/Aa2		1,011,374
950,000		North Carolina HFA, Home Ownership Revenue Bonds (Series 6-A), 6.10%, 1/1/2018	AA/Aa2		983,326
300,000		North Carolina Medical Care Commission, FHA INS Mortgage Revenue Bonds (Series 2003), 5.375% (Betsy Johnson Regional Hospital)/(FSA INS), 10/1/2024	AAA/Aaa		306,999
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Series 2001), 6.625% (Moravian Homes, Inc.)/(Original Issue Yield: 7.00%), 4/1/2031	NR		505,530
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.25% (Arbor Acres Community)/(Original Issue Yield: 6.40%), 3/1/2027	NR		495,805
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds, 6.875% (Presbyterian Homes, Inc.)/ (Original Issue Yield: 7.00%), 10/1/2021	NR		531,955
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		North Carolina--continued
$1,000,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 1999), 6.25% (Stanly Memorial Hospital Project)/(Original Issue Yield: 6.40%), 10/1/2019	A-/NR		$1,067,120
250,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.33%), 1/1/2021	A/A2		250,568
200,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.25% (Union Regional Medical Center)/(Original Issue Yield: 5.38%), 1/1/2022	A/A2		199,868
250,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds (Series 2002A), 5.375% (Union Regional Medical Center)/(Original Issue Yield: 5.55%), 1/1/2032	A/A2		249,080
1,230,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Hugh Chatham Memorial Hospital)/(Radian Asset Assurance INS), 10/1/2019	AA/NR		1,273,763
625,000		North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, 5.50% (Scotland Memorial Hospital)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.593%), 10/1/2019	AA/NR		641,744
1,000,000		North Carolina Medical Care Commission, Health System Revenue Bonds, 5.25% (Mission-St. Josephs Health System)/(Original Issue Yield: 5.48%), 10/1/2026	AA/Aa3		997,960
1,000,000		North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds (Series 2003A), 5.00% (Novant Health Obligated Group), 11/1/2018	AA-/Aa3		1,016,280
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2000), 5.50% (Northeast Medical Center)/(AMBAC INS)/(Original Issue Yield: 5.74%), 11/1/2025	AAA/Aaa		1,029,820
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds (Series 2002A), 5.375% (Southeastern Regional Medical Center)/(Original Issue Yield: 5.48%), 6/1/2032	A/NR		1,000,660
1,000,000		North Carolina Medical Care Commission, Hospital Revenue Bonds, 6.125% (Southeastern Regional Medical Center)/(Original Issue Yield: 6.25%), 6/1/2019	A/A3		1,061,270
685,000		North Carolina Medical Care Commission, Hospital Revenue Bonds, 5.50% (Maria Parham Medical Center)/(Radian Asset Assurance INS), 10/1/2018	AA/NR		719,325
250,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2002), 6.25% (Forest at Duke)/(Original Issue Yield: 6.35%), 9/1/2021	NR		248,133
500,000		North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds (Series 2003A), 6.375% (Givens Estates)/(Original Issue Yield: 6.50%), 7/1/2023	NR		502,080
1,000,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 1999B), 6.50% (Catawba Electric)/(Original Issue Yield: 6.73%), 1/1/2020	BBB+/Baa1		1,080,230
1,470,000		North Carolina Municipal Power Agency No. 1, Revenue Bonds, 10.50% (Catawba Electric)/(United States Treasury GTD), 1/1/2010	AAA/Aaa		1,866,092
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		North Carolina--continued
$1,500,000		North Carolina State University at Raleigh, Revenue Bonds (Series A), 5.00% (FSA INS), 10/1/2014	AAA/Aa3		$1,615,080
1,000,000		Northern Hospital District of Surry County, NC, Health Care Facilities Revenue Refunding Bonds (Series 2001), 5.10% (Northern Hospital of Surry County)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.242%), 10/1/2021	AA/NR		976,070
1,200,000		Piedmont Triad Airport Authority, NC, Airport Revenue Bonds (Series 1999A), 5.875% (FSA INS)/(Original Issue Yield: 6.02%), 7/1/2019	AAA/Aaa		1,309,656
1,000,000		Pitt County, NC, COP (Series 2000B), 5.50% (FSA INS)/(Original Issue Yield: 5.63%), 4/1/2025	AAA/Aaa		1,042,380
1,500,000		Pitt County, NC, Refunding Bonds, 5.25% (Pitt County Memorial Hospital)/(United States Treasury GTD)/(Original Issue Yield: 5.85%), 12/1/2021	NR/Aaa		1,521,720
2,000,000		Randolph County, NC, COP (Series 2000), 5.60% (FSA INS)/(Original Issue Yield: 5.77%), 6/1/2018	AAA/Aaa		2,158,720
1,785,000		Rockingham, NC, COP, 5.00% (AMBAC INS)/(Original Issue Yield: 5.15%), 4/1/2018	AAA/Aaa		1,851,705
830,000		Salisbury, NC Enterprise System, Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.05%), 2/1/2020	NR/Aaa		848,434
1,000,000		Salisbury, NC Enterprise System, Water and Sewer Revenue Bonds (Series 2002), 5.00% (FSA INS)/(Original Issue Yield: 5.19%), 2/1/2027	NR/Aaa		1,000,260
1,130,000		Union County, NC Enterprise Systems, Revenue Bonds (Series 2003A), 5.00% (FSA INS), 6/1/2018	AAA/Aaa		1,172,782
1,210,000		Union County, NC Enterprise Systems, Revenue Bonds (Series 2003A), 5.00% (FSA INS), 6/1/2019	AAA/Aaa		1,246,179
500,000		University of North Carolina System Pool, Revenue Bonds (Series 2002A), 5.375% (AMBAC INS), 4/1/2022	AAA/Aaa		522,640
1,250,000		University of North Carolina Wilmington, Revenue Bonds, 5.25% (AMBAC INS), 1/1/2018	NR/Aaa		1,323,213
1,000,000		Wake County, NC Industrial Facilities & PCFA, Refunding Revenue Bonds, 5.375% (Progress Energy Carolinas, Inc.), 2/1/2017	BBB/A3		1,033,830
500,000		Wilmington, NC Water & Sewer System, Revenue Bonds (Series 1999), 5.625% (FSA INS)/(Original Issue Yield: 5.76%), 6/1/2018	NR/Aaa		544,930
2,050,000		Wilmington, NC, COP (Series A), 5.35% (MBIA INS)/(Original Issue Yield: 5.45%), 6/1/2024	AAA/Aaa		2,104,120
1,500,000		Wilson, NC Combined Enterprise System, Revenue Bonds (Series 2002), 5.25% (FSA INS), 12/1/2018	NR/Aaa		1,587,195
1,000,000		Winston-Salem, NC Water & Sewer System, Revenue Bonds (Series 2002A), 5.00%, 6/1/2019	AAA/Aa2		1,028,850

		TOTAL			73,759,642

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Puerto Rico--7.7%
$1,500,000	[2]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.4276% (FSA INS), 7/1/2015	AAA/NR		$1,886,130
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331A), 9.72274% (AMBAC INS), 1/1/2010	NR		1,250,590
500,000		Puerto Rico Highway and Transportation Authority, Subordinate Transportation Revenue Bonds, 5.00% (Original Issue Yield: 5.14%), 7/1/2028	A-/Baa2		487,130
500,000		Puerto Rico Highway and Transportation Authority, Transportation Revenue Bonds (Series G), 5.00% (Original Issue Yield: 5.10%), 7/1/2033	A/Baa1		484,525
400,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa2		412,228
750,000		Puerto Rico Public Building Authority, Government Facilities Revenue Refunding Bonds (Series 2002F), 5.25%, 7/1/2023	A-/Baa1		762,473
1,000,000		Puerto Rico Public Finance Corp., Commonwealth Appropriation Bonds (Series 2001E), 5.75% (Original Issue Yield: 5.80%), 8/1/2030	BBB+/Baa3		1,047,040

		TOTAL			6,330,116

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $78,282,455)			80,089,758

		SHORT-TERM MUNICIPALS--1.3%
		Puerto Rico--1.3%
1,100,000		Puerto Rico Government Development Bank, Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (at amortized cost)	A-1/VMIG1		1,100,000

		TOTAL INVESTMENTS--98.5% (IDENTIFIED COST $79,382,455)[3]			81,189,758

		OTHER ASSETS AND LIABILITIES - NET--1.5%			1,240,096

		TOTAL NET ASSETS--100%			$82,429,854

Securities subject to the federal alternative minimum tax (AMT) represent 12.3% of the fund's portfolio calculated based upon total portfolio market value (unaudited).

1 Please refer to the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At August 31, 2003, these securities amounted to $3,136,720 which represents 3.8% of net assets. These securities have been deemed liquid by criteria approved by the Fund's Board of Trustees.

3 The cost of investments for federal tax purposes amounts to $79,376,160.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COP	--Certificate of Participation
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FNMA	-- Federal National Mortgage Association
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IFA	--Industrial Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
MBIA	--Municipal Bond Insurance Association
PCFA	--Pollution Control Finance Authority
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $79,382,455)		$81,189,758
Income receivable		1,100,673
Net receivable for swap contracts		67,450
Receivable for investments sold		5,000
Receivable for shares sold		764,994

TOTAL ASSETS		83,127,875

Liabilities:
Payable for investments purchased	$307,824
Payable for shares redeemed	117,820
Income distribution payable	163,733
Payable to bank	82,182
Payable for portfolio accounting fees (Note 6)	6,198
Payable for shareholder services fee (Note 6)	17,309
Accrued expenses	2,955

TOTAL LIABILITIES		698,021

Net assets for 7,550,597 shares outstanding		$82,429,854

Net Assets Consist of:
Paid in capital		$81,196,912
Net unrealized appreciation of investments and swap contracts		1,874,753
Accumulated net realized loss on investments, futures contracts and swap contracts		(641,871)
Undistributed net investment income		60

TOTAL NET ASSETS		$82,429,854

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($82,429,854 ÷ 7,550,597 shares outstanding)		$10.92

Offering price per share (100/95.50 of $10.92)[1]		$11.43

Redemption proceeds per share		$10.92

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$3,489,154

Expenses:
Investment adviser fee (Note 6)		$278,114
Administrative personnel and services fee (Note 6)		125,000
Custodian fees		4,138
Transfer and dividend disbursing agent fees and expenses (Note 6)		24,021
Directors'/Trustees' fees		1,844
Auditing fees		14,000
Legal fees		4,517
Portfolio accounting fees (Note 6)		52,456
Distribution services fee (Note 6)		173,821
Shareholder services fee (Note 6)		173,821
Share registration costs		21,296
Printing and postage		15,422
Insurance premiums		1,448
Miscellaneous		986

TOTAL EXPENSES		890,884

Waivers (Note 6):
Waiver of investment adviser fee	$(160,699)
Waiver of distribution services fee	(173,821)
Waiver of transfer and dividend disbursing agent fees and expenses	(3,682)

TOTAL WAIVERS		(338,202)

Net expenses			552,682

Net investment income			2,936,472

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized loss on investments			(329,993)
Net realized gain on futures contracts			77,601
Net realized gain on swap contracts			15,000
Net change in unrealized depreciation of investments			(1,433,323)
Net change in unrealized appreciation of swap contracts			67,450

Net realized and unrealized loss on investments, futures contracts and swap contracts			(1,603,265)

Change in net assets resulting from operations			$1,333,207

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,936,472	$2,280,437
Net realized gain (loss) on investments, futures contracts and swap contracts	(237,392)	183,633
Net change in unrealized appreciation/depreciation of investments and swap contracts	(1,365,873)	302,561

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,333,207	2,766,631

Distributions to Shareholders:
Distributions from net investment income	(2,934,354)	(2,278,334)

Share Transactions:
Proceeds from sale of shares	39,633,760	11,256,179
Net asset value of shares issued to shareholders in payment of distributions declared	1,131,254	522,783
Cost of shares redeemed	(11,995,218)	(4,241,486)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	28,769,796	7,537,476

Change in net assets	27,168,649	8,025,773

Net Assets:
Beginning of period	55,261,205	47,235,432

End of period (including undistributed net investment income of $60 and distributions in excess of net investment income of $(41), respectively)	$82,429,854	$55,261,205

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated North Carolina Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of North Carolina. Interest from the Fund's investments may be subject to the federal AMT for individuals and corporations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair values as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases index financial futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into an index financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the year ended August 31, 2003, the Fund had realized gains of $77,601 on futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At August 31, 2003, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2003, the Fund had realized gains on swap contracts of $15,000.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2003, the Fund had the following open swap contract:

Expiration	Notional Principal Amount	Swap Contract Fixed Rate	Current Market Fixed Rate	Unrealized Appreciation
4/25/2014	$7,500,000	4.08% Fixed	3.97%	$67,450

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/1/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$4,291	$4,291	$2,144	$(1,257)	$(887)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Year Ended August 31	2003	2002
Shares sold	3,537,083	1,036,377
Shares issued to shareholders in payment of distributions declared	101,455	48,170
Shares redeemed	(1,077,793)	(392,939)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,560,745	691,608

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities.

For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$(2,017)	$2,017

Net investment income, net realized gain (losses) and net assets were not affected by this reclassifications.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003 and 2002 was as follows:

	2003	2002
Tax-exempt income	$2,934,354	$2,278,334

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 163,792

Unrealized appreciation	$1,881,048

Capital loss carryforward	$ 332,559

At August 31, 2003, the cost of investments for federal tax purposes amounts to $79,376,160. The net unrealized appreciation of investments for federal tax purposes was $1,813,598. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,608,360 and net unrealized depreciation from investments for those securities having an excess of cost over value of $794,762.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003, the Fund had a capital loss carryforward of $332,559, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2003, for federal income tax purposes, post October losses of $315,608 were deferred to September 1, 2003.

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $39,761,810 and $38,255,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003, were as follows:

Purchases	$37,539,306

Sales	$10,135,260

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 50.2% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 22.1% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED NORTH CAROLINA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated North Carolina Municipal Income Fund (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1999. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http//www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated North Carolina Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923500

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28993 (10/03)

Federated Investors
World-Class Investment Manager

Federated Ohio Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

Class F Shares

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended August 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.47	$11.45	$11.06	$11.11	$11.91
Income From Investment Operations:
Net investment income	0.52	0.53 [1]	0.55	0.55	0.55
Net realized and unrealized gain (loss) on investments, futures and swap contracts	(0.16)	0.02 [1]	0.38	(0.06)	(0.67)

TOTAL FROM INVESTMENT OPERATIONS	0.36	0.55	0.93	0.49	(0.12)

Less Distributions:
Distributions from net investment income	(0.52)	(0.53)	(0.54)	(0.54)	(0.57)
Distributions from net realized gain on investments	--	--	--	--	(0.07)
Distributions in excess of net realized gain on investments	--	--	--	--	(0.04)

TOTAL DISTRIBUTIONS	(0.52)	(0.53)	(0.54)	(0.54)	(0.68)

Net Asset Value, End of Period	$11.31	$11.47	$11.45	$11.06	$11.11

Total Return[2]	3.17%	4.97%	8.69%	4.68%	(1.14)%

Ratios to Average Net Assets:

Expenses	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income	4.51%	4.75%[1]	4.90%	5.06%	4.71%

Expense waiver/reimbursement[3]	0.45%	0.49%	0.51%	0.54%	0.51%

Supplemental Data:

Net assets, end of period (000 omitted)	$96,374	$89,772	$75,896	$73,710	$82,202

Portfolio turnover	12%	21%	39%	37%	19%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share or the net realized and unrealized gain (loss) on investments per share, but increased the ratio of net investment income to average net assets from 4.74% to 4.75%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Management's Discussion of Fund Performance

MARKET ENVIRONMENT

An elevated level of market volatility existed during the reporting period that was driven by conflicting economic reports and continuing geopolitical risk. The Federal Reserve Board (the "Fed") reduced the federal funds target rate by 25 basis points to a 45-year low on June 25, 2003. Labor market weakness continued to be a major concern. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle began to provide a stimulus to the U.S. economy. The bond market rallied after the May 2003 Fed meeting with the ten-year Treasury bond yield declining by approximately 80 basis points to a cycle low of 3.11%. The Fed's apparent concerns about deflation and the potential for additional reductions in the federal funds target rate, combined with the possibility of non-traditional Federal Open Market Committee (FOMC) intervention (buying of notes and bonds in the open market), drove interest rates to unsustainable lows. After the June 2003 Fed meeting it became apparent that U.S. economic growth was picking up momentum and the possibility of FOMC non-traditional intervention was overstated. The ten-year Treasury bond yield then rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possibly the end of the Fed's easing cycle. Municipal bond yields moved in sympathy with the treasury market. The yields on five-, ten- and thirty-year maturity municipal bonds, as represented by Municipal Market Data AAA yields, increased by 8 basis points, 38 basis points and 20 basis points, respectively, over the reporting period. Credit downgrades and negative outlooks continued by the major credit rating agencies as municipal credit quality continued to be under pressure. Municipal governments continued the process of balancing reduced tax revenues with spending needs. In the fiscal year during the reporting cycle 30 states missed their revenue targets, which led to additional spread widening among general obligation debt issuers.

The Ohio Market

During the reporting period, the demand for Ohio exempt bonds remained strong. Ohio continued to be heavily dependent on the automobile and related industries. The state of Ohio and local general obligation issuers, such as school districts, cities and counties suffered from credit deterioration as sales tax and personal income tax revenues declined as a result of the economic downturn. Both Moody's and Standard and Poor's placed the state of Ohio's credit ratings on negative watch.

Performance

Attributes of the portfolio that contributed positive incremental return during the reporting period included yield curve positioning in long intermediate maturities and sector selection. The portfolio's overweight position in Healthcare and underweight position in general obligation debt added positive incremental return during the reporting period. The portfolio attribute that contributed to relative underperformance was duration.1 The fund's duration was neutral relative to the peer group and limited the positive contribution as interest rates, in general, declined over the reporting period.

Strategy

During the reporting period, investment strategy integrated management's views on both the interest rate and credit cycle. Income was the primary driver of total return. Strategy focused on making selective purchases of lower investment grade (BBB, A) credits. Credit spreads were wide enough to provide attractive potential returns. Revenue bonds with dedicated revenue streams were emphasized while exposure to general obligation and insured municipal debt was reduced. Premium coupons were emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide. The fund maintained a neutral duration target relative to its benchmark.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Past performance is no guarantee of future results.

Income may be subject to the federal alternative minimum tax.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

GROWTH OF $10,000 INVESTMENT -- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Ohio Municipal Income Fund (Class F Shares) (the "Fund") from August 31, 1993 to August 31, 2003, compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper Ohio Municipal Debt Funds Average (LOMDFA).3,4

Average Annual Total Return[5] for the Periods Ended 8/31/2003
1 Year	1.13%
5 Years	3.82%
10 Years	4.79%
Start of Performance (10/12/1990)	6.29%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LOMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LOMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LOMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--100.4%
		Ohio--93.5%
$1,000,000		Akron, OH, LT GO Bonds, 5.80% (Original Issue Yield: 5.95%), 11/1/2020	AA-/A1		$1,095,730
1,000,000		Bay Village, OH City School District, School Improvement UT GO Bonds, 5.125% (Original Issue Yield: 5.16%), 12/1/2021	NR/Aa2		1,018,840
1,000,000		Cleveland, OH, Airport Special Revenue Bonds, 5.375% (Continental Airlines, Inc.)/ (Original Issue Yield: 5.50%), 9/15/2027	B-/Caa2		606,460
2,500,000		Cleveland, OH Airport System, Revenue Bonds (Series A), 6.00% (FGIC INS)/(Original Issue Yield: 6.378%), 1/1/2024	AAA/Aaa		2,580,975
2,000,000		Cleveland, OH Public Power System, Revenue Bonds, First Mortgage (Series A), 7.00% (MBIA INS)/(United States Treasury PRF)/ (Original Issue Yield: 7.15%), 11/15/2024	AAA/Aaa		2,181,780
1,000,000		Cleveland, OH Waterworks, Revenue Bonds (Series 2002K), 5.25% (FGIC INS), 1/1/2021	AAA/Aaa		1,034,380
485,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2001B), 6.50% (Port of Cleveland Bond Fund), 11/15/2021	NR/BBB+		472,831
500,000		Cleveland-Cuyahoga County, OH Port Authority, Development Revenue Bonds (Series 2002C), 5.95% (Port of Cleveland Bond Fund), 5/15/2022	NR/BBB+		473,780
1,000,000		Cleveland-Cuyahoga County, OH Port Authority, Special Assessment Tax-Increment Revenue Bonds, 7.00% (University Heights, OH Public Parking Garage)/ (Original Issue Yield: 7.20%), 12/1/2018	NR		1,011,880
1,610,000		Columbus, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FGIC INS), 12/1/2024	AAA/Aaa		1,612,962
2,600,000		Columbus, OH Municipal Airport Authority, Improvement Revenue Bonds, 6.25% (Port Columbus International Airport)/(MBIA INS)/(Original Issue Yield: 6.35%), 1/1/2024	AAA/Aaa		2,688,660
500,000		Cuyahoga County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Benjamin Rose Institute)/ (Original Issue Yield: 5.75%), 12/1/2028	NR		420,645
1,000,000		Delaware County, OH, Capital Facilities LT GO Bonds, 6.25%, 12/1/2020	AA/Aa2		1,147,030
1,000,000		Dublin, OH City School District, School Facilities Construction & Improvement UT GO Bonds, 5.00% (FSA INS), 12/1/2021	AAA/Aaa		1,015,570
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Ohio--continued
$1,000,000		Erie County, OH, Hospital Facilities Revenue Bonds (Series 2002A), 5.50% (Firelands Regional Medical Center)/(Original Issue Yield: 5.66%), 8/15/2022	A/A2		$1,002,180
1,500,000		Franklin County, OH Health Care Facilities, Revenue Refunding Bonds, 5.50% (Ohio Presbyterian Retirement Services)/ (Original Issue Yield: 5.69%), 7/1/2021	BBB/NR		1,374,630
2,000,000		Franklin County, OH Hospital Facility Authority, Revenue Refunding Bonds (Series A), 5.75% (Riverside United Methodist Hospital)/(Original Issue Yield: 6.10%), 5/15/2020	NR/A1		2,015,820
750,000		Franklin County, OH, Revenue Refunding Bonds, 5.75% (Capitol South Community Urban Redevelopment Corp.), 6/1/2011	NR		764,243
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.375% (Marauder Development LLC at Central State University)/(American Capital Access INS)/ (Original Issue Yield: 5.55%), 9/1/2022	A/NR		1,002,300
1,000,000		Greene County, OH, University Housing Revenue Bonds (Series 2002A), 5.50% (Marauder Development LLC at Central State University)/(American Capital Access INS)/ (Original Issue Yield: 5.65%), 9/1/2027	A/NR		1,001,140
700,000		Hamilton County, OH Hospital Facilities Authority, Revenue Refunding & Improvement Bonds, 7.00% (Deaconess Hospital)/(Original Issue Yield: 7.046%), 1/1/2012	A-/A3		713,377
2,400,000		Hamilton County, OH Sewer System, Improvement Revenue Bonds (Series 2000A), 5.75% (Metropolitan Sewer District of Greater Cincinnati)/(MBIA LOC)/(Original Issue Yield: 5.78%), 12/1/2025	AAA/Aaa		2,582,112
2,000,000		Hamilton County, OH, Subordinated Sales Tax Revenue Bonds (Series B), 5.25% (AMBAC INS)/(Original Issue Yield: 5.62%), 12/1/2032	NR/Aaa		2,020,260
2,000,000		Hamilton, OH City School District, School Improvement UT GO Bonds (Series 1999A), 5.50% (Original Issue Yield: 5.75%), 12/1/2024	AA-/NR		2,089,500
1,000,000		Heath, OH City School District, School Improvement UT GO Bonds (Series A), 5.50% (FGIC LOC)/(Original Issue Yield: 5.635%), 12/1/2027	NR/Aaa		1,039,400
1,000,000		Kenston, OH Local School District, School Improvement UT GO Bonds, 5.00% (MBIA INS), 12/1/2022	NR/Aaa		1,010,310
1,010,000		Kent State University, OH, General Receipts Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.09%), 5/1/2024	AAA/Aaa		1,112,757
1,500,000		Lake, OH Local School District, UT GO Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 5.90%), 12/1/2021	AAA/Aaa		1,631,685
330,000		Lakewood, OH Hospital Improvement Authority, Revenue Refunding Bonds (Series One), 6.00% (Lakewood Hospital, OH)/(MBIA INS)/(Original Issue Yield: 6.90%), 2/15/2010	AAA/Aaa		336,600
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Ohio--continued
$2,000,000		Licking Heights, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2000A), 5.50% (FGIC INS)/(Original Issue Yield: 5.58%), 12/1/2024	NR/Aaa		$2,092,120
1,500,000		Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series 1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021	BBB/NR		1,342,935
1,000,000		Lorain County, OH, Hospital Revenue Refunding & Improvement Bonds, 5.25% (Catholic Healthcare Partners)/(Original Issue Yield: 5.52%), 10/1/2033	AA-/A1		979,950
1,000,000		Lorain, OH City School District, UT GO Classroom Facilities Improvement Bonds (Series 2002), 5.25% (MBIA INS), 12/1/2020	AAA/Aaa		1,049,250
1,500,000		Lucas County, OH, Health Care Facilities Refunding & Improvement Revenue Bonds (Series 2000A), 6.625% (Sunset Retirement Community, Inc.)/(Original Issue Yield: 6.75%), 8/15/2030	NR/BBB+		1,559,085
1,000,000		Mahoning County, OH Hospital Facilities, Hospital Facilities Revenue Bonds (Series A), 6.00% (Forum Health Obligated Group)/(Original Issue Yield: 6.15%), 11/15/2032	A-/A3		1,021,710
1,000,000		Marion County, OH Hospital Authority, Hospital Refunding & Improvement Revenue Bonds (Series 1996), 6.375% (Community Hospital of Springfield)/(Original Issue Yield: 6.52%), 5/15/2011	BBB+/NR		1,053,400
390,000		Marysville, OH, LT Sewer System GO Bonds, 7.15%, 12/1/2011	NR/A2		395,737
1,000,000		Medina County, OH Library District, UT GO Bonds, 5.25% (FGIC INS), 12/1/2023	AAA/Aaa		1,030,720
1,000,000		Miami County, OH, Hospital Facilities Revenue Refunding & Improvement Bonds (Series 1996A), 6.375% (Upper Valley Medical Center, OH)/(Original Issue Yield: 6.62%), 5/15/2026	BBB+/Baa1		1,015,280
1,000,000		Moraine, OH Solid Waste Disposal Authority, Revenue Bonds, 6.75% (General Motors Corp.)/(Original Issue Yield: 6.80%), 7/1/2014	BBB/Baa1		1,085,370
2,870,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series 2002 A-1), 5.30% (GNMA Collateralized Home Mortgage Program GTD), 9/1/2022	NR/Aaa		2,900,939
1,340,000		Ohio HFA, Residential Mortgage Revenue Bonds (Series B-2), 6.70% (GNMA COL), 3/1/2025	AAA/Aaa		1,380,709
2,500,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2002A), 6.00% (Cleveland Electric Illuminating Co.), 12/1/2013	BBB-/Baa3		2,495,550
3,000,000		Ohio State Air Quality Development Authority, Revenue Refunding Bonds, 6.375% (JMG Funding LP)/(AMBAC INS)/ (Original Issue Yield: 6.493%), 1/1/2029	AAA/Aaa		3,199,320
1,500,000		Ohio State Education Loan Revenue Bonds (Series 1997A), 5.85% (AMBAC INS), 12/1/2019	AAA/Aaa		1,555,665
1,000,000		Ohio State Higher Education Facility Commission, Higher Educational Facility Revenue Bonds, 5.25% (Xavier University)/ (FGIC INS), 5/1/2016	AAA/Aaa		1,075,700
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Ohio--continued
$1,000,000		Ohio State Higher Education Facility Commission, Revenue Bonds (Series 2002B), 5.50% (Case Western Reserve University, OH), 10/1/2022	AA/Aa2		$1,058,200
2,000,000		Ohio State Higher Education Facility Commission, Revenue Bonds, 5.85% (John Carroll University, OH)/(Original Issue Yield: 6.05%), 4/1/2020	NR/A2		2,126,280
2,000,000		Ohio State University, General Receipts Revenue Bonds (Series 2003B), 5.25%, 6/1/2023	AA/Aa2		2,051,280
2,000,000		Ohio State Water Development Authority, PCR Bonds, 5.10%, 12/1/2022	AAA/Aaa		2,039,900
1,000,000		Ohio Waste Development Authority Solid Waste, Revenue Bonds (Series 2002), 4.85% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2007	BBB/NR		1,031,920
1,620,000		Olentangy, OH Local School District, School Facilities Construction & Improvement UT GO Bonds (Series 2002A), 5.25%, 12/1/2021	AA/Aa2		1,679,357
1,255,000		Ottawa & Glandorf, OH Local School District, School Facilities Construction & Improvement UT GO Bonds, 5.25% (MBIA INS), 12/1/2020	NR/Aaa		1,308,626
1,000,000		Parma, OH, Hospital Improvement and Refunding Revenue Bonds, 5.375% (Parma Community General Hospital Association)/(Original Issue Yield: 5.45%), 11/1/2029	A-/NR		975,910
1,880,000		Plain, OH Local School District, UT GO Bonds, 5.25% (FGIC INS), 12/1/2014	AAA/Aaa		2,040,007
1,000,000		Portage County, OH Board of County Hospital Trustees, Hospital Revenue Bonds (Series 1999), 5.75% (Robinson Memorial Hospital)/(AMBAC INS)/(Original Issue Yield: 5.90%), 11/15/2019	AAA/Aaa		1,084,880
1,500,000		Rickenbacker, OH Port Authority, Capital Funding Revenue Bonds (Series 2002A), 5.375% (OASBO Expanded Asset Pooled Financing Program)/(Original Issue Yield: 5.60%), 1/1/2032	NR/A2		1,512,990
1,000,000		Steubenville, OH, Hospital Facilities Revenue Refunding & Improvement Bonds, 6.375% (Trinity Health System Obligated Group)/(Original Issue Yield: 6.55%), 10/1/2020	NR/A3		1,039,440
2,000,000	[2]	Toledo-Lucas County, OH Port Authority, Port Facilities Revenue Refunding Bonds, 5.90% (Cargill, Inc.)/(Original Issue Yield: 5.981%), 12/1/2015	NR/Aa3		2,079,200
1,500,000		Toledo-Lucas County, OH Port Authority, Revenue Bonds, 6.45% (CSX Corp.), 12/15/2021	NR/Baa2		1,614,525
2,000,000		Tuscarawas County, OH, Hospital Facilities Revenue Bonds, 5.75% (Union Hospital)/(Radian Asset Assurance INS), 10/1/2026	AA/NR		2,078,240
1,000,000		University of Cincinnati, OH, Revenue Bonds, 5.00% (FGIC INS), 6/1/2018	AAA/Aaa		1,037,860
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Ohio--continued
$1,000,000		Warrensville Heights, OH School District, UT GO Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 5.83%), 12/1/2024	AAA/Aaa		$1,078,140
2,000,000		Waynesville, OH Health Care Facilities, Revenue Bonds (Series 2001A), 5.70% (Quaker Heights Project)/(GNMA Collateralized Home Mortgage Program GTD), 2/20/2043	NR/Aaa		2,021,420

		TOTAL			90,149,452

		Puerto Rico--6.3%
2,000,000	[2]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.428% (FSA INS), 7/1/2015	AAA/NR		2,514,840
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331A), 9.723% (AMBAC INS), 1/1/2010	NR		1,250,590
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, Residual Interest Tax-Exempt Securities (Series PA 331B), 9.723% (AMBAC INS), 1/1/2011	NR		1,256,950
1,000,000		Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Cogeneration Facility Revenue Bonds (Series 2000A), 6.625% (AES Puerto Rico Project)/(Original Issue Yield: 6.65%), 6/1/2026	NR/Baa2		1,030,570

		TOTAL			6,052,950

		Virgin Islands--0.6%
515,000		Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA COL)/(Original Issue Yield: 6.522%), 3/1/2025	AAA/NR		524,656

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $93,626,214)			96,727,058

		SHORT-TERM MUNICIPALS--0.5%
		Puerto Rico--0.5%
500,000		Puerto Rico Government Development Bank, Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (at amortized cost)	A-1/VMIG1		500,000

		TOTAL INVESTMENTS--100.9% (IDENTIFIED COST $94,126,214)[3]			97,227,058

		OTHER ASSETS AND LIABILITIES -- NET--(0.9)%			(852,880)

		TOTAL NET ASSETS--100%			$96,374,178

Securities that are subject to the federal alternative minimum tax (AMT) represent 19.6% of the fund's portfolio as calculated based upon total portfolio market value (unaudited).

1 Please refer to the Appendix of the Statement of Additional information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At August 31, 2003, these securities amounted to $7,101,580 which represents 7.4% of total net assets.

3 The cost of investments for federal tax purposes amounts to $94,096,968.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Insurance Association
PCR	--Pollution Control Revenue
PRF	--Prerefunded
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $94,126,214)		$97,227,058
Cash		35,402
Income receivable		1,443,997
Net receivable for swap contracts		179,789
Receivable for investments sold		835,000
Receivable for shares sold		186,463

TOTAL ASSETS		99,907,709

Liabilities:
Payable for investments purchased	$3,064,800
Payable for shares redeemed	226,513
Income distribution payable	196,659
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	5,236
Payable for portfolio accounting fees (Note 6)	5,443
Payable for distribution services fee (Note 6)	12,358
Payable for shareholder services fee (Note 6)	20,598
Accrued expenses	1,924

TOTAL LIABILITIES		3,533,531

Net assets for 8,522,274 shares outstanding		$96,374,178

Net Assets Consist of:
Paid in capital		$94,541,713
Net unrealized appreciation of investments and swap contracts		3,280,633
Accumulated net realized loss on investments		(1,421,180)
Distributions in excess of net investment income		(26,988)

TOTAL NET ASSETS		$96,374,178

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value per share ($96,374,178 ÷ 8,522,274 shares outstanding)		$11.31

Offering price per share (100/99.00 of $11.31)[1]		$11.42

Redemption proceeds per share (99.00/100 of $11.31)[1]		$11.20

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$5,187,280

Expenses:
Investment adviser fee (Note 6)		$383,495
Administrative personnel and services fee (Note 6)		125,000
Custodian fees		5,838
Transfer and dividend disbursing agent fees and expenses (Note 6)		45,277
Directors'/Trustees' fees		2,328
Auditing fees		11,190
Legal fees		5,329
Portfolio accounting fees (Note 6)		51,573
Distribution services fee (Note 6)		383,495
Shareholder services fee (Note 6)		239,684
Share registration costs		23,765
Printing and postage		19,703
Insurance premiums		1,492
Miscellaneous		1,232

TOTAL EXPENSES		1,299,401

Waivers (Note 6):
Waiver of investment adviser fee	$(188,122)
Waiver of distribution services fee	(239,684)
Waiver of transfer and dividend disbursing agent fees and expenses	(4,035)

TOTAL WAIVERS		(431,841)

Net expenses			867,560

Net investment income			4,319,720

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized loss on investments			(43,544)
Net change in unrealized appreciation of swap contracts			179,789
Net change in unrealized appreciation of investments			(1,568,054)

Net realized and unrealized loss on investments and swap contracts			(1,431,809)

Change in net assets resulting from operations			$2,887,911

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,319,720	$3,897,450
Net realized loss on investments	(43,544)	(50,757)
Net change in unrealized appreciation/depreciation of investments and swap contracts	(1,388,265)	378,906

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,887,911	4,225,599

Distributions to Shareholders:
Distributions from net investment income	(4,339,690)	(3,852,691)

Share Transactions:
Proceeds from sale of shares	19,993,521	19,500,664
Net asset value of shares issued to shareholders in payment of distributions declared	1,958,548	1,649,518
Cost of shares redeemed	(13,898,339)	(7,646,494)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,053,730	13,503,688

Change in net assets	6,601,951	13,876,596

Net Assets:
Beginning of period	89,772,227	75,895,631

End of period (including distributions in excess of net investment income of $(26,988) and $(180), respectively)	$96,374,178	$89,772,227

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the State of Ohio and Ohio municipalities. The Fund offers one class of Shares: Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2003, the Fund had no realized gain on swap contracts.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2003, the Fund has the following open swap contract:

Expiration	Notional Principal Amount	Swap Contract Fixed Rate	Current Market Fixed Rate	Unrealized Appreciation
7/24/2013	$7,500,000	3.81% Fixed	3.90%	$179,789

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds' net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/1/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ (Depreciation)
Increase (Decrease)	$28,634	$28,634	$7,755	$(7,755)

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Year Ended August 31	2003	2002
Shares sold	1,736,443	1,725,117
Shares issued to shareholders in payment of distributions declared	170,484	146,302
Shares redeemed	(1,210,128)	(677,214)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	696,799	1,194,205

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities. For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(6,838)	$6,838

Net investment income, net realized gains (losses) and net assets were not affected by this reclassifications.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended August 31, 2003, and 2002 was as follows:

	2003	2002
Tax-exempt income	$4,339,690	$3,852,691

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$ 344,445

Unrealized appreciation	$3,309,879

Capital loss carryforward	$1,450,426

At August 31, 2003, the cost of investments for federal tax purposes was $94,096,968. The net unrealized appreciation of investments for federal tax purposes was $3,130,090. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,882,252 and net unrealized depreciation from investments for those securities having an excess of cost over value of $752,162.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003 the Fund had a capital loss carryforward of $1,450,426 which will reduce the Fund's net taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$695,145

2009	$598,494

2010	$ 69,375

2011	$ 87,412

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of the Fund, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expense

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at anytime at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $33,800,000 and $30,550,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003, were as follows:

Purchases	$21,926,145

Sales	$11,575,630

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 46.7% of the securities in the portfolio of investments is backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 15.0% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED OHIO MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Ohio Municipal Income Fund (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche Llp

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Ohio Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923609

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28994 (10/03)

Federated Investors
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund

A Portfolio of Federated Municipal Securities Income Trust

ANNUAL SHAREHOLDER REPORT

August 31, 2003

Class A Shares
Class B Shares

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended August 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.70	$11.52	$11.09	$11.19	$12.08
Income From Investment Operations:
Net investment income	0.54	0.56 [1]	0.57	0.55	0.56
Net realized and unrealized gain (loss) on investments, futures and swap contracts	(0.19)	0.18 [1]	0.42	(0.11)	(0.79)

TOTAL FROM INVESTMENT OPERATIONS	0.35	0.74	0.99	0.44	(0.23)

Less Distributions:
Distributions from net investment income	(0.54)	(0.56)	(0.56)	(0.54)	(0.56)
Distributions from net realized gain on investments and futures contracts	--	--	--	--	(0.09)
Distributions in excess of net realized gain on investments and futures contracts	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(0.54)	(0.56)	(0.56)	(0.54)	(0.66)

Net Asset Value, End of Period	$11.51	$11.70	$11.52	$11.09	$11.19

Total Return[2]	3.04%	6.70%	9.18%	4.17%	(2.05)%

Ratios to Average Net Assets:

Expenses	0.75%	0.75%	0.75%	0.75%	0.75%

Net investment income	4.58%	4.92%[1]	5.09%	5.10%	4.74%

Expense waiver/reimbursement[3]	0.09%	0.09%	0.10%	0.12%	0.10%

Supplemental Data:

Net assets, end of period (000 omitted)	$210,429	$205,870	$194,407	$193,608	$221,599

Portfolio turnover	17%	18%	16%	23%	28%

1 Effective September 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended August 31,
	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$11.70	$11.53	$11.09	$11.20	$12.08
Income From Investment Operations:
Net investment income	0.45	0.47 [1]	0.48	0.47	0.47
Net realized and unrealized gain (loss) on investments, futures and swap contracts	(0.19)	0.18 [1]	0.43	(0.12)	(0.78)

TOTAL FROM INVESTMENT OPERATIONS	0.26	0.65	0.91	0.35	(0.31)

Less Distributions:
Distributions from net investment income	(0.45)	(0.48)	(0.47)	(0.46)	(0.47)
Distributions from net realized gain on investments and futures contracts	--	--	--	--	(0.09)
Distributions in excess of net realized gain on investments and futures contracts	--	--	--	--	(0.01)

TOTAL DISTRIBUTIONS	(0.45)	(0.48)	(0.47)	(0.46)	(0.57)

Net Asset Value, End of Period	$11.51	$11.70	$11.53	$11.09	$11.20

Total Return[2]	2.26%	5.79%	8.42%	3.29%	(2.70)%

Ratios to Average Net Assets:

Expenses	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income	3.81%	4.15%[1]	4.32%	4.34%	3.98%

Expense waiver/reimbursement[3]	0.07%	0.07%	0.08%	0.10%	0.08%

Supplemental Data:

Net assets, end of period (000 omitted)	$70,339	$61,535	$51,468	$43,249	$46,828

Portfolio turnover	17%	18%	16%	23%	28%

1 Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. For the year ended August 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

MARKET ENVIRONMENT

An elevated level of market volatility existed during the reporting period that was driven by conflicting economic reports and continuing geopolitical risk. The Federal Reserve Board (the "Fed") reduced the federal funds target rate by 25 basis points to a 45-year low on June 25, 2003. Labor market weakness continued to be a major concern. However, an accelerated money supply, tax cuts, low interest rates, a declining dollar and the start of the presidential election cycle began to provide a stimulus to the U.S. economy. The bond market rallied after the May 2003 Fed meeting with the ten-year Treasury bond yield declining by approximately 80 basis points to a cycle low of 3.11%. The Fed's apparent concerns about deflation and the potential for additional reductions in the federal funds target rate, combined with the possibility of non-traditional Federal Open Market Committee (FOMC) intervention (buying of notes and bonds in the open market), drove interest rates to unsustainable lows. After the June 2003 Fed meeting it became apparent that U.S. economic growth was picking up momentum and the possibility of FOMC non-traditional intervention was overstated. The ten-year Treasury bond yield then rose over 140 basis points as the market adjusted to the prospects of faster economic growth and possibly the end of the Fed's easing cycle. Municipal bond yields moved in line with the treasury market. The yields on five-, ten- and thirty-year maturity municipal bonds, as represented by Municipal Market Data AAA yields, increased by 8 basis points, 38 basis points and 20 basis points, respectively, over the reporting period. Credit downgrades and negative outlooks continued by the major credit rating agencies as municipal credit quality continued to be under pressure. Municipal governments continued the process of balancing reduced tax revenues with spending needs. In the fiscal year during the reporting period, 30 states missed their revenue targets, which led to additional spread widening among general obligation debt issuers.

The Pennsylvania Market

During the reporting period, the demand for Pennsylvania exempt bonds remained strong and contributed to solid relative price performance. Pennsylvania continued to become a more diversified regional economy that is less reliant on manufacturing. The Commonwealth of Pennsylvania and local general obligation issuers, such as school districts, cities and counties, suffered from credit deterioration as sales tax and personal income tax revenues declined.

PERFORMANCE

Attributes of the portfolio that contributed positive incremental return over the reporting period included yield curve positioning and sector selection. The portfolio's positioning in longer intermediate maturities and overweight in Healthcare and underweight in general obligation debt added positive incremental return during the reporting period. The portfolio attribute that contributed to relative underperformance was security selection. Several positions in the portfolio experienced credit deterioration over the reporting period and the credit exposure was either reduced or eliminated.

STRATEGY

Investment strategy integrated management's views on both the interest rate and credit cycle. Income was the primary driver of total return. Strategy was focused on making selective purchases of lower investment grade (BBB, A) credits. Credit spreads are wide enough to provide attractive potential returns going forward. Revenue bonds with dedicated revenue streams are being emphasized while exposure to general obligation and insured municipal debt is being reduced. Premium coupons are being emphasized because of their lower volatility and sensitivity to changes in interest rates as a result of the income cushion they provide. The fund maintained a neutral duration1 target relative to its benchmark.

1 Duration is the measure of a security's price sensitivity to changes in the interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Past performance is no guarantee of future results.

Income may be subject to the federal alternative minimum tax.

Credit rating pertain only to the securities in the portfolio and do not protect fund shares against market risk.

GROWTH OF $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Pennsylvania Municipal Income Fund (Class A Shares) (the "Fund") from August 31, 1993 to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA).3,4

Average Annual Total Return[5] for the Periods Ended 8/31/2003
1 Year	(1.59)%
5 Years	3.18%
10 Years	4.77%
Start of Performance (10/11/1990)	6.34%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700) that was effective prior to November 1, 1996. Effective November 1, 1996, the maximum sales charge has been increased to 4.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and the LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LPMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges.

GROWTH OF $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Pennsylvania Municipal Income Fund (Class B Shares) (the "Fund") from March 4, 1997 (start of performance) to August 31, 2003 compared to the Lehman Brothers Municipal Bond Index (LBMB)2 and the Lipper Pennsylvania Municipal Debt Funds Average (LPMDFA).3,4

Average Annual Total Return[5] for the Periods Ended 8/31/2003
1 Year	(3.15)%

5 Years	3.01%

Start of Performance (3/4/1997)	4.46%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over six years from the purchase date. The maximum contingent deferred sales charge is 5.50% of any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMB and LPMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average. Indexes are unmanaged and it is not possible to invest directly in an index.

2 The LBMB is an unmanaged index comprising bonds with a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance.

3 The LPMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

4 The Fund's investment adviser has elected to discontinue the use of the Lehman Brothers Revenue Bond Index and retain the LBMB as a benchmark index. The LBMB is representative of the securities typically held by the Fund. The Fund's investment adviser has elected to use the LPMDFA for comparison purposes because it is more representative of the securities typically held by the Fund.

5 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

August 31, 2003

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--98.4%
		Pennsylvania--96.3%
$1,500,000		Allegheny County Redevelopment Authority, Tax Increment Bonds (Series 2000A), 6.30% (Waterfront Project), 12/15/2018	NR		$1,619,220
1,000,000		Allegheny County Sanitation Authority, Refunding Revenue Bonds, 5.00% (MBIA INS)/(Original Issue Yield: 5.07%), 12/1/2019	AAA/Aaa		1,028,630
4,250,000		Allegheny County, PA Airport Authority, Airport Revenue Refunding Bonds (Series 1999), 6.125% (Pittsburgh International Airport)/(FGIC INS), 1/1/2017	AAA/Aaa		4,560,505
1,500,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(Original Issue Yield: 9.70%), 11/15/2030	B/B2		1,456,200
2,000,000		Allegheny County, PA HDA, Refunding Revenue Bonds (Series 1998A), 5.125% (South Hills Health System)/(Original Issue Yield: 5.34%), 5/1/2023	NR/Baa1		1,726,180
1,355,000		Allegheny County, PA HDA, Refunding Revenue Bonds, 6.625% (Allegheny General Hospital)/(United States Treasury PRF), 7/1/2009	AAA/Aaa		1,518,047
300,000		Allegheny County, PA HDA, Revenue Bonds (Series A), 6.00% (South Hills Health System)/(Original Issue Yield: 6.10%), 5/1/2004	NR/Baa1		302,370
2,000,000		Allegheny County, PA HDA, Revenue Bonds, 5.50% (Catholic Health East)/(Original Issue Yield: 5.60%), 11/15/2032	A/A2		1,950,160
1,500,000		Allegheny County, PA HDA, Revenue Bonds, 5.375% (Ohio Valley General Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018	NR/Baa1		1,418,145
4,000,000		Allegheny County, PA HDA, Revenue Bonds, (Series 1997A), 5.60% (UPMC Health System)/(MBIA INS)/(Original Issue Yield: 5.85%), 4/1/2017	AAA/Aaa		4,290,440
1,000,000		Allegheny County, PA HDA, Revenue Bonds, (Series A), 8.75% (Covenant at South Hills)/(Original Issue Yield: 8.80%), 2/1/2031	NR		1,043,490
1,000,000		Allegheny County, PA Higher Education Building Authority, Revenue Bonds (Series 2002A), 5.95% (Chatham College)/(Original Issue Yield: 5.97%), 3/1/2032	BBB/NR		1,009,750
670,000	[2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.00% (AFCO Cargo PIT LLC Project), 9/1/2009	NR		633,371
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000	[2]	Allegheny County, PA IDA, Cargo Facilities Lease Revenue Bonds (Series 1999), 6.625% (AFCO Cargo PIT LLC Project)/(Original Issue Yield: 6.75%), 9/1/2024	NR		$904,760
3,185,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.50% (USX Corp.), 12/1/2029	BBB+/Baa1		2,999,506
1,250,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 1998), 5.60% (USX Corp.), 9/1/2030	BBB+/Baa1		1,188,825
1,500,000		Allegheny County, PA IDA, Health Care Facilities Revenue Refunding Bonds (Series 1998), 5.75% (Presbyterian SeniorCare-Westminister Place Project), 1/1/2023	NR		1,242,060
1,000,000		Allegheny County, PA IDA, Lease Revenue Bonds (Series 2001), 6.60% (Residential Resources Inc. Project)/ (Original Issue Yield: 6.75%), 9/1/2031	NR/ BBB-		960,630
5,415,000		Allegheny County, PA IDA, Revenue Bonds (Series 2002B), 5.00% (MBIA INS), 11/1/2022	AAA/Aaa		5,456,262
3,000,000		Allegheny County, PA Port Authority, Special Revenue Transportation Bonds (Series 1999), 6.00% (MBIA INS)/ (Original Issue Yield: 6.05%), 3/1/2019	AAA/Aaa		3,484,890
695,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series 2001KK-1), 5.375% (GNMA Collateralized Home Mortgage Program GTD), 5/1/2022	NR/Aaa		704,806
935,000		Allegheny County, PA Residential Finance Agency, SFM Revenue Bonds (Series FF-1), 5.90% (GNMA Collateralized Home Mortgage Program COL), 5/1/2020	NR/Aaa		969,614
2,785,000		Allegheny County, PA, Refunding UT GO Bonds (Series C-56), 5.00% (FSA INS), 10/1/2012	AAA/Aaa		3,019,664
3,615,000		Allegheny County, PA, Refunding UT GO Bonds (Series C-56), 5.00% (FSA INS), 10/1/2013	AAA/Aaa		3,905,682
2,060,000		Allentown, PA Area Hospital Authority, Revenue Bonds (Series B), 6.75% (Sacred Heart Hospital of Allentown), 11/15/2015	BB+/Baa3		2,012,950
2,000,000		Bethlehem, PA Area Vocational-Technical School Authority, Guaranteed Lease Revenue Bonds (Series 1999), 5.50% (Bethlehem Area Vocational-Technical School)/(MBIA INS)/(Original Issue Yield: 5.55%), 9/1/2020	NR/Aaa		2,273,500
4,250,000		Bradford County, PA IDA, Solid Waste Disposal Revenue Bonds (Series A), 6.60% (International Paper Co.), 3/1/2019	BBB/Baa2		4,413,072
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000		Bucks County, PA Community College Authority, College Building Revenue Bonds (Series 1996), 5.50% (Original Issue Yield: 5.70%), 6/15/2017	NR/Aa2		$1,073,820
750,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.12%), 10/1/2027	BBB+/NR		759,862
500,000		Bucks County, PA IDA, Revenue Bonds (Series 2002A), 6.00% (Pennswood Village)/(Original Issue Yield: 6.16%), 10/1/2034	BBB+/NR		505,355
1,000,000		Bucks County, PA IDA, Solid Waste Revenue Bonds, 4.90% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2008	BBB/NR		1,024,300
1,900,000		Carbon County, PA IDA, Refunding Revenue Bonds, 6.65% (Panther Creek Partners Project)/(BNP Paribas SA and Union Bank of California LOCs), 5/1/2010	BBB-/NR		2,020,479
1,100,000		Chester County, PA HEFA, Mortgage Refunding Revenue Bonds, 5.50% (Tel Hai Obligated Group Project)/(Original Issue Yield: 5.60%), 6/1/2025	BBB/NR		954,349
1,500,000		Clarion County, PA Hospital Authority, Revenue Refunding Bonds, (Series 1997), 5.75% (Clarion County Hospital)/(Original Issue Yield: 5.95%), 7/1/2017	BBB-/NR		1,355,670
1,575,000		Commonwealth of Pennsylvania, UT GO Bonds, 6.00% (Original Issue Yield: 6.15%), 7/1/2007	AA/Aa2		1,782,617
1,000,000		Commonwealth of Pennsylvania, UT GO Bonds (Second Series 2001), 5.00%, 9/15/2018	AA/Aa2		1,038,800
1,000,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	NR/BBB-		968,930
1,250,000		Cumberland County, PA Municipal Authority, College Revenue Bonds (Series A), 5.50% (Dickinson College)/ (AMBAC INS)/(Original Issue Yield: 5.70%), 11/1/2025	NR/Aaa		1,303,787
1,000,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.125% (Wesley Affiliated Services, Inc. Obligated Group)/(Original Issue Yield: 7.40%), 1/1/2025	NR		988,530
2,800,000		Delaware County, PA Authority, College Revenue Bonds (Series 1999), 5.75% (Cabrini College)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.95%), 7/1/2019	AA/NR		2,954,980
1,900,000		Delaware County, PA Authority, College Revenue Refunding Bonds (Series 1998A), 5.375% (Neumann College)/(Original Issue Yield: 5.48%), 10/1/2018	BBB-/NR		1,856,737
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000		Delaware River Joint Toll Bridge Commission, Pennsylvania-New Jersey Bridge System Revenue Bonds (Series 2003), 5.25%, 7/1/2020	A-/A2		$1,023,470
1,500,000		Delaware River Port Authority, Revenue Bonds (Series 1999), 6.00% (FSA INS), 1/1/2019	AAA/Aaa		1,676,475
2,000,000		Delaware River Port Authority, Revenue Bonds, 6.00% (FSA INS), 1/1/2018	AAA/Aaa		2,236,120
10,000,000		Delaware Valley, PA Regional Finance Authority, Local Government Revenue Bonds (Series 1997B), 5.60% (AMBAC INS), 7/1/2017	AAA/Aaa		11,096,000
1,000,000	[2]	Delaware Valley, PA Regional Finance Authority, RITES (PA-1029), 10.200%, 7/1/2017	NR		1,238,860
1,000,000		Dover, PA Area School District, UT GO Bonds, 5.375% (FGIC INS), 4/1/2019	NR/Aaa		1,059,900
4,100,000		Erie County, PA Hospital Authority, Health Facilities Revenue Bonds (Series 1999), 5.90% (St. Mary's Home of Erie)/ (Radian Asset Assurance INS)/(Original Issue Yield: 6.05%), 8/15/2019	AA/NR		4,291,757
1,150,000		Greater Johnstown, PA School District, UT GO Bonds (Series 2001B), 5.375% (MBIA INS), 8/1/2013	AAA/Aaa		1,257,698
2,660,000		Greater Nanticoke, PA Area School District, UT GO Bonds, 5.50% (MBIA INS)/(Original Issue Yield: 5.62%), 10/15/2025	AAA/Aaa		2,892,032
1,760,000		Harrisburg, PA School Authority, UT GO Bonds, 5.50% (FGIC INS), 4/1/2011	AAA/Aaa		1,965,181
800,000		Jeannette Health Services Authority, PA, Hospital Revenue Bonds (Series A of 1996), 6.00% (Jeannette District Memorial Hospital)/(Original Issue Yield: 6.15%), 11/1/2018	B/NR		696,832
1,000,000		Lancaster County, PA Hospital Authority, Health Center Revenue Bonds (Series 2001), 5.875% (Willow Valley Retirement Communities)/(Original Issue Yield: 5.95%), 6/1/2031	A-/NR		1,007,370
2,000,000		Lancaster County, PA, UT GO Bonds, (Series A), 5.80% (FGIC INS)/(Original Issue Yield: 5.84%), 5/1/2015	NR/Aaa		2,227,440
250,000		Lancaster, PA IDA, Revenue Bonds (Series 2000A), 7.60% (Garden Spot Villiage Project)/(Original Issue Yield: 7.70%), 5/1/2022	NR		258,155
1,380,000		Latrobe, PA IDA, College Revenue Bonds, 6.75% (St. Vincent College, PA)/ (United States Treasury PRF),(Original Issue Yield: 7.00%), 5/1/2024	AAA/Baa1		1,460,785
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000		Lawrence County, PA IDA, Senior Health and Housing Facilities Revenue Bonds, 7.50% (Shenango Presbyterian SeniorCare Obligated Group)/(Original Issue Yield: 7.75%), 11/15/2031	NR		$948,420
1,000,000		Lebanon County, PA Health Facilities Authority, Hospital Revenue Bonds, 5.80% (Good Samaritan Hospital)/(Original Issue Yield: 5.92%), 11/15/2022	BBB+/Baa1		996,690
1,500,000		Lebanon County, PA Hospital Authority, Hospital Revenue Bonds, 6.00% (Good Samaritan Hospital)/(Original Issue Yield: 6.10%), 11/15/2018	BBB+/Baa1		1,504,260
2,000,000		Lehigh County, PA General Purpose Authority, Hospital Revenue Bonds, 5.25% (St. Lukes Hospital of Bethlehem)/ (Original Issue Yield: 5.42%), 8/15/2023	BBB/Baa2		1,885,520
1,000,000		Lehigh-Northampton Airport Authority, Revenue Bonds, 6.00% (Lehigh Valley Airport System)/(MBIA INS)/(Original Issue Yield: 6.02%), 5/15/2025	NR/Aaa		1,053,710
1,975,000		Lower Merion, PA School District, UT GO Bonds, 5.00%, 5/15/2018	NR/Aaa		2,054,237
2,500,000		Luzerne County, PA IDA, Revenue Refunding Bonds (Series A), 7.00% (Pennsylvania Gas & Water Co.)/ (AMBAC INS), 12/1/2017	AAA/Aaa		2,702,875
1,000,000		Luzerne County, PA, UT GO Bonds, 5.625% (FGIC INS)/(Original Issue Yield: 5.78%), 12/15/2021	AAA/Aaa		1,133,390
1,055,000		Lycoming County, PA Authority, Hospital Lease Revenue Bonds (Series B), 6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%), 7/1/2022	NR		1,054,937
1,000,000		Lycoming County PA Authority, Hospital Revenue Bonds, 5.50% (Divine Providence Hospital, PA)/(AMBAC INS)/ (Original Issue Yield: 5.90%), 11/15/2022	AAA/NR		1,034,410
1,000,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds (Series 2002A), 5.50% (Pocono Medical Center)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.60%), 1/1/2022	AA/NR		1,014,940
2,360,000		Monroe County, PA Hospital Authority, Hospital Revenue Bonds, 5.125% (Pocono Medical Center)/(AMBAC INS)/ (Original Issue Yield: 5.40%), 7/1/2015	AAA/Aaa		2,618,444
1,250,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds, 7.25% (Philadelphia Geriatric Center)/(Original Issue Yield: 7.472%), 12/1/2024	NR		1,255,175
2,250,000		Montgomery County, PA IDA, Retirement Community Revenue Bonds (Series 1996B), 5.75% (Adult Communities Total Services, Inc.)/(Original Issue Yield: 5.98%), 11/15/2017	BBB+/NR		2,311,650
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000		Mount Lebanon, PA Hospital Authority, Revenue Bonds (Series 2002A), 5.625% (St. Clair Memorial Hospital)/ (Original Issue Yield: 5.75%), 7/1/2032	A-/NR		$981,720
1,000,000		Mount Lebanon, PA School District, UT GO Bonds, 5.00% (MBIA INS), 2/15/2020	NR/Aaa		1,019,240
500,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(Original Issue Yield: 5.85%), 12/1/2017	BBB/NR		500,910
1,300,000		Mt. Pleasant Borough, PA Business District Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Frick Hospital)/(Original Issue Yield: 5.90%), 12/1/2027	BBB/NR		1,209,598
1,000,000		North Hills, PA School District, GO Bonds, (Series 2000), 5.50% (FGIC INS)/(Original Issue Yield: 5.576%), 7/15/2024	AAA/Aaa		1,130,660
1,075,000		North Penn, PA School District, Refunding Revenue Bonds, 6.20%, 3/1/2007	NR/#Aaa		1,186,886
1,360,000		Northampton, PA Area School District, UT GO Bonds, 5.00% (FGIC INS), 8/15/2011	NR/Aaa		1,477,613
1,000,000		Northumberland County PA IDA, Facilities Revenue Bonds (Series 2002B), 5.50% (NHS Youth Service, Inc.)/(American Capital Access INS)/(Original Issue Yield: 5.80%), 2/15/2033	A/NR		994,920
3,000,000		Norwin, PA School District, UT GO Bonds, 6.00% (FGIC INS)/(Original Issue Yield: 6.12%), 4/1/2024	AAA/Aaa		3,463,560
115,000		Pennsylvania Convention Center Authority, Refunding Revenue Bonds (Series A), 6.25%, 9/1/2004	BBB/Baa2		117,601
1,000,000		Pennsylvania Convention Center Authority, Revenue Bonds, 6.70% (FGIC INS)/(Original Issue Yield: 6.843%), 9/1/2016	AAA/Aaa		1,213,160
1,000,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125% (National Gypsum Co.), 11/1/2027	NR		930,390
1,500,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2001A), 6.25% (Amtrak)/(Original Issue Yield: 6.40%), 11/1/2031	BBB-/A3		1,434,900
2,500,000		Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40% (Northampton Generating), 1/1/2009	BBB-/NR		2,559,700
2,000,000		Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028	BB+/NR		1,439,180
1,000,000		Pennsylvania EDFA, Revenue Bonds (Series 2000), 5.90% (Dr. Gertrude A. Barber Center, Inc.)/(Radian Asset Assurance INS), 12/1/2030	AA/NR		1,043,180
275,000		Pennsylvania HFA, Revenue Bonds, 5.55% (FHA/VA Mortgages GTD), 10/1/2012	AA+/Aa2		280,354
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 2001-72A), 5.25%, 4/1/2021	AA+/Aa2		$1,006,420
100,000		Pennsylvania HFA, SFM Revenue Bonds (Series 41-B), 5.90%, 10/1/2005	AA+/Aa2		103,784
100,000		Pennsylvania HFA, SFM Revenue Bonds (Series 42), 5.90%, 10/1/2004	AA+/Aa2		103,803
1,405,000		Pennsylvania HFA, SFM Revenue Bonds, (Series 62A), 5.50%, 10/1/2022	AA+/Aa2		1,430,543
3,000,000		Pennsylvania HFA, SFM Revenue Bonds (Series 67A), 5.85%, 10/1/2018	AA+/Aa2		3,106,890
2,590,000		Pennsylvania State Higher Education Assistance Agency, Capital Acquisition Revenue Bonds, 6.125% (MBIA INS), 12/15/2019	AAA/Aaa		3,041,851
2,000,000		Pennsylvania State Higher Education Facilities Authority, College and University Revenue Bonds, 5.625% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.78%), 3/15/2025	AA/NR		2,052,720
1,000,000		Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.25% (St. Joseph's University)/(Radian Asset Assurance INS), 12/15/2017	AA/NR		1,035,950
1,705,000		Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.375% (St. Joseph's University)/(Radian Asset Assurance INS), 12/15/2016	AA/NR		1,797,803
1,940,000		Pennsylvania State Higher Education Facilities Authority, Refunding Revenue Bonds, 5.50% (St. Joseph's University)/(Radian Asset Assurance INS), 12/15/2015	AA/NR		2,086,586
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 1996), 7.20% (Thiel College), 5/15/2026	NR		2,310,700
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series 2001A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.10%), 1/15/2022	A/NR		1,568,640
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds (Series N), 5.875% (MBIA INS)/(Original Issue Yield: 5.913%), 6/15/2021	AAA/Aaa		2,161,860
3,400,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 4.65% (Philadelphia College of Osteopathic Medicine)/(Original Issue Yield: 4.77%), 12/1/2028	A/NR		3,066,494
2,000,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 5.25% (St. Joseph's University)/(Radian Asset Assurance INS), 12/15/2018	AA/NR		2,056,140
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$2,495,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, 6.25% (Philadelphia University)/(Radian Asset Assurance INS), 6/1/2024	AA/NR		$2,757,274
1,500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	A/NR		1,555,305
1,500,000		Pennsylvania State Higher Education Facilities Authority, Student Housing Revenue Bonds (Series 2003A), 5.00% (California University of Pennsylvania)/(American Capital Access INS)/(Original Issue Yield: 5.08%), 7/1/2023	A/NR		1,448,640
1,500,000		Pennsylvania State Higher Education Facilities Authority, University Revenue Bonds (Series 1997), 5.45% (University of the Arts)/(Radian Asset Assurance INS)/(Original Issue Yield: 5.58%), 3/15/2017	AA/NR		1,529,775
1,500,000		Pennsylvania State IDA, EDRBs (Series 2002), 5.50% (AMBAC INS), 7/1/2020	AAA/Aaa		1,605,165
3,000,000		Pennsylvania State IDA, EDRBs, 5.50% (AMBAC INS), 7/1/2013	AAA/Aaa		3,341,370
1,110,000		Pennsylvania State Public School Building Authority, Revenue Bonds, 5.00% (Lehigh Career & Technical Institute)/(FGIC INS), 10/1/2021	NR/Aaa		1,124,719
1,150,000		Pennsylvania State Public School Building Authority, Revenue Bonds, 5.00% (Lehigh Career & Technical Institute)/(FGIC INS), 10/1/2022	NR/Aaa		1,159,108
1,000,000		Pennsylvania State Turnpike Commission, Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.08%), 7/15/2021	AAA/Aaa		1,017,500
2,000,000		Pennsylvania State University, Refunding UT GO Bonds, 5.00%, 3/1/2012	AA/Aa2		2,150,760
2,120,000		Philadelphia, PA IDA, Lease Revenue Bonds (Series 2001B), 5.50% (FSA INS), 10/1/2021	AAA/Aaa		2,236,960
3,000,000		Philadelphia, PA IDA, Revenue Bonds (Series 2001B), 5.25% (Philadelphia Corporation for Aging Project)/(AMBAC INS)/(Original Issue Yield: 5.43%), 7/1/2023	AAA/Aaa		3,070,410
1,000,000		Philadelphia, PA IDA, Revenue Bonds (Series 2002A), 6.00% (International Education & Community Initiative Project)/(American Capital Access INS)/(Original Issue Yield: 6.12%), 6/1/2032	A/NR		1,034,750
1,655,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, Hospital Revenue Bonds (Series 1997), 5.75% (Jeanes Hospital, PA)/(Original Issue Yield: 5.80%), 7/1/2008	BBB/Baa2		1,691,592
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,150,000		Philadelphia, PA Redevelopment Authority, Multifamily Housing Refunding Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA INS)/(Original Issue Yield: 5.468%), 2/1/2023	NR/Aa2		$1,165,226
2,000,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2002A), 5.50% (FGIC INS), 4/15/2018	AAA/Aaa		2,149,720
950,000		Philadelphia, PA Redevelopment Authority, Revenue Bonds (Series 2002A), 5.50% (FGIC INS), 4/15/2019	AAA/Aaa		1,014,800
1,000,000		Philadelphia, PA School District, UT GO Bonds (Series 2002B), 5.625% (FGIC INS), 8/1/2022	AAA/Aaa		1,064,860
9,500,000		Philadelphia, PA, Airport Revenue Bonds (Series 1997B), 5.50% (Philadelphia Airport System)/(AMBAC INS)/(Original Issue Yield: 5.65%), 6/15/2017	AAA/Aaa		9,843,805
575,000		Philadelphia, PA, Revenue Bonds, 10.875% (United States Treasury PRF), 7/1/2005 (@100)	NR/#Aaa		662,768
2,880,000		Pittsburgh, PA Public Parking Authority, Parking Revenue Bonds (Series 2000), 6.00% (AMBAC INS)/(Original Issue Yield: 6.02%), 12/1/2020	AAA/Aaa		3,216,931
2,000,000		Pittsburgh, PA School District, Refunding UT GO Bonds (Series 2002), 5.50% (FSA INS), 9/1/2013	AAA/Aaa		2,238,020
765,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997A), 6.15%, 10/1/2016	AAA/Aa1		796,204
355,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.35%, 10/1/2009	AAA/Aa1		376,623
1,075,000		Pittsburgh, PA Urban Redevelopment Authority, Mortgage Revenue Bonds (Series 1997C), 5.90%, 10/1/2022	AAA/Aa1		1,104,874
2,855,000		Pittsburgh, PA, LT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.852%), 9/1/2019	AAA/Aaa		3,284,392
5,000,000	[2]	Pittsburgh, PA, RITES (Series PA 961), 9.654% (AMBAC INS), 9/1/2015	NR		5,918,000
1,500,000		Pittsburgh, PA, UT GO Bonds (Series 1999A), 5.75% (FGIC INS)/(Original Issue Yield: 5.94%), 9/1/2024	AAA/Aaa		1,725,600
4,950,000		Pottsville, PA Hospital Authority, Hospital Revenue Bonds, 5.625% (Pottsville Hospital and Warne Clinic)/(Original Issue Yield: 5.75%), 7/1/2024	BBB-/NR		4,256,357
2,040,000		Riverside, PA School District, UT GO Bonds, 5.50% (FGIC INS)/(Original Issue Yield: 5.57%), 10/15/2020	AAA/Aaa		2,171,029
1,500,000		Sayre, PA, Health Care Facilities Authority, Revenue Bonds (Series 2002A), 5.75% (Guthrie Healthcare System, PA)/(Original Issue Yield: 5.90%), 12/1/2021	A-/NR		1,504,860
1,000,000		Scranton, PA, UT GO Bonds (Series 2001C), 7.10% (Original Issue Yield: 7.35%), 9/1/2031	NR		1,211,950
Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Pennsylvania--continued
$1,155,000		Shaler, PA School District Authority, GO UT Bonds, 6.25% (United States Treasury PRF), 4/15/2008	AAA/NR		$1,269,102
2,000,000		Somerset County, PA Hospital Authority, Hospital Refunding Revenue Bonds (Series 1997B), 5.375% (Somerset Community Hospital)/(Radian Asset Assurance INS)/ (Original Issue Yield: 5.68%), 3/1/2017	AA/NR		2,032,340
3,000,000		Southcentral Pennsylvania General Authority, Revenue Bonds (Series 2001), 5.625% (Wellspan Health Obligated Group), 5/15/2026	NR/Aa3		3,053,430
2,000,000		Southeastern, PA Transportation Authority, Special Revenue Bonds, 5.375% (FGIC INS)/(Original Issue Yield: 5.70%), 3/1/2017	AAA/Aaa		2,133,160
1,260,000		State Public School Building Authority, PA, School Revenue Bonds, 5.25% (Conneaut School District Project)/(FGIC INS), 11/1/2011	AAA/Aaa		1,392,842
1,000,000	[2]	Susquehanna, PA Area Regional Airport Authority, Airport Facilities Revenue Bonds (Series 1999), 5.50% (Aero Harrisburg)/(Original Issue Yield: 5.85%), 1/1/2024	NR		807,520
1,245,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2021	NR/Aa3		1,292,933
1,665,000		Union County, PA Higher Educational Facilities Financing Authority, Revenue Bonds (Series 2002A), 5.25% (Bucknell University), 4/1/2022	NR/Aa3		1,721,327
1,000,000		Warren County, PA Hospital Authority, Revenue Bonds (Series A), 7.00% (Warren General Hospital, PA)/(Original Issue Yield: 7.101%), 4/1/2019	BBB/NR		1,015,520
400,000		Washington County, PA Authority, Lease Revenue Bonds, 7.875% (United States Treasury PRF), 12/15/2018	AAA/Aaa		540,828
1,885,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.15% (Holy Spirit Hospital), 1/1/2020	BBB+/NR		1,927,337
1,000,000		West Shore, PA Area Hospital Authority, Revenue Bonds, 6.25% (Holy Spirit Hospital)/(Original Issue Yield: 6.30%), 1/1/2032	BBB+/NR		1,011,870
1,000,000		West View, PA Municipal Authority, Special Obligation Bonds, 9.50% (United States Treasury PRF), 11/15/2014	AAA/#Aaa		1,380,300
1,000,000		Westmoreland County, PA IDA, Health Care Facility Revenue Bonds (Series 2000B), 8.00% (Redstone Presbyterian Seniorcare Obligated Group)/(Original Issue Yield: 8.25%), 11/15/2023	NR		1,078,860
315,000		Westmoreland County, PA Municipal Authority, Special Obligation Bonds, 9.125% (United States Treasury PRF), 7/1/2010	AAA/Aaa		368,166
1,205,000		York County, PA School Technology Authority, Lease Revenue Bonds, 5.50% (FGIC INS), 2/15/2021	NR/Aaa		1,275,565

		TOTAL			270,281,881

Principal Amount			Credit Rating	[1]	Value
		LONG-TERM MUNICIPALS--continued
		Puerto Rico--2.1%
$2,000,000	[2]	Puerto Rico Electric Power Authority, Drivers (Series 266), 8.428% (FSA INS), 7/1/2015	AAA/NR		$2,514,840
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, RITES (Series PA 331A), 9.723% (AMBAC INS), 1/1/2010	NR		1,250,590
1,000,000	[2]	Puerto Rico Highway and Transportation Authority, RITES (Series PA 331B), 9.723% (AMBAC INS), 1/1/2011	NR		1,256,950
1,000,000		Puerto Rico Public Building Authority, Government Facilities Revenue Refunding Bonds (Series 2002F), 5.25%, 7/1/2023	A-/Baa1		1,016,630

		TOTAL			6,039,010

		Virgin Islands--0.0%
50,000		Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 5.80% (GNMA COL), 3/1/2005	AAA/NR		52,087

		TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $268,117,391)			276,372,978

		SHORT-TERM MUNICIPALS--0.7%
		Puerto Rico--0.7%
1,800,000		Puerto Rico Government Development Bank Weekly VRDNs (MBIA INS)/(Credit Suisse First Boston LIQ) (at amortized cost)	A-1/VMIG1		1,800,000

		TOTAL INVESTMENTS--99.1% (IDENTIFIED COST $269,917,391)[3]			278,172,978

		OTHER ASSETS AND LIABILITIES -- NET--0.9%			2,595,147

		TOTAL NET ASSETS--100%			$280,768,125

Securities that are subject to the federal alternative minimum tax (AMT) represent 15.4% of the fund's portfolio as calculated based upon total portfolio market value (unaudited).

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At August 31, 2003, these securities amounted to $14,524,891 which represents 5.2% of total net assets.

3 The cost of investments for federal tax purposes amounts to $269,896,565.

Note: The categories of investments are shown as a percentage of total net assets at August 31, 2003.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
AMT	--Alternative Minimum Tax
COL	--Collateralized
EDFA	--Economic Development Financing Authority
EDRBs	--Economic Development Revenue Bonds
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FHA/VA	--Federal Housing Administration/Veterans Administration
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
INS	--Insured
LIQ	--Liquidity Agreement
LOCs	--Letters of Credit
LT	--Limited Tax
MBIA	--Municipal Bond Insurance Association
PRF	--Prerefunded
RITES	--Residual Interest Tax-Exempt Securities
SFM	--Single Family Mortgage
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2003

Assets:
Total investments in securities, at value (identified cost $269,917,391)		$278,172,978
Cash		64,471
Income receivable		4,416,545
Net receivable for swap contracts		224,832
Receivable for investments sold		320,000
Receivable for shares sold		144,415

TOTAL ASSETS		$283,343,241

Liabilities:
Payable for shares redeemed	$1,942,214
Income distribution payable	504,404
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	12,501
Payable for portfolio accounting fees (Note 6)	10,630
Payable for distribution services fee (Note 6)	44,904
Payable for shareholder services fee (Note 6)	56,776
Accrued expenses	3,687

TOTAL LIABILITIES		2,575,116

Net assets for 24,400,502 shares outstanding		$280,768,125

Net Assets Consist of:
Paid in capital		$278,646,234
Net unrealized appreciation of investments and swap contracts		8,480,419
Accumulated net realized loss on investments and swap contracts		(6,125,361)
Distributions in excess of net investment income		(233,167)

TOTAL NET ASSETS		$280,768,125

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($210,429,152 ÷ 18,287,203 shares outstanding)		$11.51

Offering price per share (100/95.50 of $11.51)[1]		$12.05

Redemption proceeds per share		$11.51

Class B Shares:
Net asset value per share ($70,338,973 ÷ 6,113,299 shares outstanding)		$11.51

Offering price per share		$11.51

Redemption proceeds per share (94.50/100 of $11.51)[1]		$10.88

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended August 31, 2003

Investment Income:
Interest			$15,079,858

Expenses:
Investment adviser fee (Note 6)		$1,131,619
Administrative personnel and services fee (Note 6)		212,744
Custodian fees		13,199
Transfer and dividend disbursing agent fees and expenses (Note 6)		113,671
Directors'/Trustees' fees		3,469
Auditing fees		14,311
Legal fees		5,111
Portfolio accounting fees (Note 6)		98,798
Distribution services fee--Class B Shares (Note 6)		512,789
Shareholder services fee--Class A Shares (Note 6)		536,332
Shareholder services fee--Class B Shares (Note 6)		170,930
Share registration costs		44,164
Printing and postage		32,474
Insurance premiums		1,676
Miscellaneous		3,244

TOTAL EXPENSES		2,894,531

Waivers (Note 6):
Waiver of investment adviser fee	$(187,281)
Waiver of shareholder services fee--Class A Shares	(42,907)
Waiver of transfer and dividend disbursing agent fees and expenses	(2,232)

TOTAL WAIVERS		(232,420)

Net expenses			2,662,111

Net investment income			12,417,747

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts:
Net realized gain on investments			632,109
Net realized loss on swap contracts			(180,000)
Net change in unrealized appreciation of swap contracts			224,832
Net change in unrealized appreciation of investments			(5,793,316)

Net realized and unrealized loss on investments and swap contracts			(5,116,375)

Change in net assets resulting from operations			$7,301,372

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended August 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,417,747	$11,913,040
Net realized gain on investments and swap contracts	452,109	149,342
Net change in unrealized appreciation/depreciation of investments and swap contracts	(5,568,484)	3,983,431

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	7,301,372	16,045,813

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,930,586)	(9,640,805)
Class B Shares	(2,643,371)	(2,307,988)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,573,957)	(11,948,793)

Share Transactions:
Proceeds from sale of shares	80,577,115	49,883,805
Net asset value of shares issued to shareholders in payment of distributions declared	6,421,390	6,289,420
Cost of shares redeemed	(68,362,899)	(38,740,175)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	18,635,606	17,433,050

Change in net assets	13,363,021	21,530,070

Net Assets:
Beginning of period	267,405,104	245,875,034

End of period (including distributions in excess of net investment income of $(233,167) and $(68,427), respectively)	$280,768,125	$267,405,104

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2003

1. ORGANIZATION

Federated Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal AMT) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. The Fund offers two classes of shares: Class A Shares and Class B Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. The swap contracts entered into by the Fund are on a forward settling basis. For the year ended August 31, 2003, the Fund had realized losses on swap contracts of $180,000.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for hedging purposes to reduce its exposure to interest rate fluctuations.

At August 31, 2003, the Fund has the following open swap contract:

Expiration	Notional Principal Amount	Swap Contract Fixed Rate	Current Market Fixed Rate	Unrealized Appreciation
4/28/2014	$25,000,000	4.08% Fixed	3.97%	$224,832

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective September 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds' net asset value or distributions, but changes the classification of certain amounts between investment income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 9/01/2001		For the Year Ended 8/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)
Increase (Decrease)	$62,015	$62,015	$10,199	$12,875	$(23,074)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended August 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,978,863	$58,514,269	3,061,112	$35,087,765
Shares issued to shareholders in payment of distributions declared	417,027	4,887,159	435,623	4,971,735
Shares redeemed	(4,697,457)	(54,935,845)	(2,776,353)	(31,698,740)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	698,433	$8,465,583	720,382	$8,360,760

Year Ended August 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,871,222	$22,062,846	1,291,838	$14,796,040
Shares issued to shareholders in payment of distributions declared	130,940	1,534,231	115,435	1,317,685
Shares redeemed	(1,146,167)	(13,427,054)	(615,685)	(7,041,435)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	855,995	$10,170,023	791,588	$9,072,290

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,554,428	$18,635,606	1,511,970	$17,433,050

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization of debt securities. For the year ended August 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(8,530)	$8,530

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2003 and 2002, was as follows:

	2003	2002

Tax-exempt income	$12,573,957	$11,948,793

As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$815,856

Unrealized appreciation	$8,501,245

Capital loss carryforward	$6,146,188

At August 31, 2003, the cost of investments for federal tax purposes was $269,896,565. The net unrealized appreciation of investments for federal tax purposes was $8,276,413. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,893,861 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,617,448.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization of debt securities.

At August 31, 2003 the Fund had a capital loss carryforward of $6,146,188, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 1,170,431

2009	$2,804,527

2010	$2,171,230

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provides the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Directors'/Trustees' approved a new Agreement. Effective November 1, 2003, the fee paid to FServ will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class B Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A	0.40%
Class B	0.75%

Class A Shares did not incur a distribution services fee for the year ended August 31, 2003. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fee

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Interfund Transactions

During the year ended August 31, 2003, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $88,090,000 and $92,670,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended August 31, 2003, were as follows:

Purchases	$70,588,577

Sales	$46,157,411

8. CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2003, 59.3% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 17.7% of total investments.

9. FEDERAL TAX INFORMATION (UNAUDITED)

At August 31, 2003, 100% of the distributions from net investment income is exempt from federal income tax, other than the federal AMT.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST AND SHAREHOLDERS OF FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Pennsylvania Municipal Income Fund (the "Fund") (a portfolio of the Federated Municipal Securities Income Trust) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
October 16, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Trust comprises six portfolios and the Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; Golden Oak® Family of Funds--seven portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: August 1990	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 1990

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: July 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: August 1990

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: July 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT Began serving: June 1995

Principal Occupations: Executive Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: August 1990	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER Began serving: November 1998

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

J. Scott Albrecht Birth Date: June 1, 1960 VICE PRESIDENT Began serving: November 1998

J. Scott Albrecht has been the Fund's Portfolio Manager since March 1995. He is Vice President of the Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of the Fund's Adviser since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313923708
Cusip 313923807

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

28995 (10/03)

Item 2.     Code of Ethics

     As of the end of the period  covered by this  report,  the  registrant  has adopted a code of ethics (the "Section 406 Standards for Investment  Companies -
Ethical Standards for Principal Executive and Financial  Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the  registrant's  Principal  Financial  Officer  also  serves as the  Principal
Accounting Officer.

     The registrant  hereby  undertakes to provide any person,  without  charge, upon  request,  a copy of the code of  ethics.  To request a copy of the code of ethics,  contact the  registrant  at  1-800-341-7400,  and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

     The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            Not Applicable

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     [Reserved]

Item 9.     Controls and Procedures

     (a) The  registrant's  President  and  Treasurer  have  concluded  that the registrant's  disclosure  controls and  procedures  (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are  sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure  controls and procedures  within 90 days of the filing date of this report on Form N-CSR.

     (b)  There  were no  changes  in the  registrant's  internal  control  over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the  registrant's  second half year in the case of an annual  report)
that have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

Item 10.    Exhibits

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Municipal Securities Income Trust

By          /S/ Richard J. Thomas, Principal Financial Officer

Date        October 23, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer

Date        October 23, 2003

By          /S/ Richard J. Thomas, Principal Financial Officer

Date         October 23, 2003